Exhibit 1.1

EXECUTION COPY

5,400,368 Shares

Triple-S Management Corporation

Class B Common Stock

UNDERWRITING AGREEMENT

May 16, 2013

Credit Suisse Securities (USA) LLC
As Representative of the several Underwriters
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629

Dear Sirs:

1. Introductory.  The shareholders named in Schedule A hereto (the “Selling Shareholders”) agree severally, subject to the  terms and conditions stated herein, to sell 5,400,368 shares (collectively, the “Firm Securities”) of the Class B common stock, $1.00 par value per share (the “Securities”) of Triple-S Management Corporation, a Puerto Rico corporation (the “Company”), to the several Underwriters named in Schedule B hereto (the “Underwriters”) for which Credit Suisse Securities (USA) LLC is acting as representative (the “Representative”) in connection with the offering (the “Offering”) and sale of such Firm Securities.  In addition, the Selling Shareholders severally propose, subject to the terms and conditions stated herein, to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 810,055 additional shares of Class B common stock (the “Optional Securities”) as set forth below. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”.

2. Representations and Warranties of the Company and the Selling Shareholders.  (a)  The Company represents and warrants to, and agrees with, the several Underwriters that:

(i) Filing and Effectiveness of Registration Statement; Certain Defined Terms.  The Company has filed with the Commission a registration statement on Form S-3 (No. 333-187082), including a related prospectus or prospectuses, covering the registration of the Offered Securities under the Act, which has become effective. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment or supplement thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified.  “Registration Statement” without reference to a time means the Registration Statement as of the Effective Time.  For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.

For purposes of this Agreement:

“430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430(B)(f).

“430C Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.

“Act” means the Securities Act of 1933, as amended.

“Applicable Time” means 5:30 p.m. (Eastern time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the U.S. Securities and Exchange Commission.

“Effective Time” of the Registration Statement relating to the Offered Securities means the time of first contract of sale for the Offered Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act and any document incorporated by reference therein.

“General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule C to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of the New York Stock Exchange (“Exchange Rules”).

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“Statutory Prospectus” with reference to a particular time means the prospectus included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and all 430B Information and all 430C Information with respect to the Registration Statement.  For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.

Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.

(ii) Compliance with Securities Act Requirements.  (A) (w) At the time the Registration Statement initially became effective, (x) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus, (y) at the Effective Time relating to the Offered Securities and (z) on each Closing Date, the Registration Statement conformed, and will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) (x) on its date, (y) at the time of filing of the Final Prospectus pursuant to Rule 424(b) and (z) on each Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act  and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

(iii) Shelf Registration Statement.  The date of this Agreement is not more than three years subsequent to the initial effective time of the Registration Statement.  If, immediately prior to the third anniversary of the initial effective time of the Registration Statement, any of the Offered Securities remain unsold by the Underwriters, the Company will prior to such third anniversary file, if it has not already done so, a new shelf registration statement relating to the Offered Securities, in a form satisfactory to the Representative, will use its best efforts to cause such registration statement to be declared effective within 180 days after such third anniversary, and will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities.  References herein to the Registration Statement shall include such new shelf registration statement.

(iv) Ineligible Issuer Status.  (A) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Offered

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Securities and (B) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

(v) General Disclosure Package.  As of the Applicable Time, neither (A) the General Use Issuer Free Writing Prospectuses issued at or prior to the Applicable Time, the preliminary prospectus, dated May 13, 2013 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule C to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (B) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

(vi) Issuer Free Writing Prospectuses.  Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Representative as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement.  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (A) the Company has promptly notified or will promptly notify the Representative and (B) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(vii) Good Standing of the Company.  The Company has been duly incorporated and is existing and in good standing under the laws of Puerto Rico, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package and the Final Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be in good standing or to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business or properties of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(viii) Subsidiaries.  Each subsidiary of the Company has been duly incorporated and is existing and in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package and the Final Prospectus, except where the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(ix) Offered Securities.  The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package and the Final Prospectus; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable, will conform to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus; the shareholders of the Company have no preemptive rights with respect to the Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder.

(x) No Finder’s Fee.  Except as disclosed in the General Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this Offering.

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(xi) Registration Rights.  Except as disclosed in the General Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 5 hereof.

(xii) Listing.  The Offered Securities will have been approved for listing on The New York Stock Exchange prior to the Closing Date.

(xiii) Absence of Further Requirements.  No consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained, or made and such as may be required under state securities laws.

(xiv) Title to Property.  Except as disclosed in the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, charges, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them and, except as disclosed in the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no terms or provisions that would materially interfere with the use made or to be made thereof by them.

(xv) Absence of Defaults and Conflicts Resulting from Transaction.  The execution, delivery and performance of this Agreement and the sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default or a Debt Repayment Triggering Event (as defined below) under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the charter or by-laws of the Company or any of its subsidiaries, (B) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (C) any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject, except in the case of clauses (B) and (C) above for such breaches, violations, defaults, events or impositions that would not, individually or in the aggregate, reasonably

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be expected to have a Material Adverse Effect; a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xvi) Absence of Existing Defaults and Conflicts.  Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not reasonably be expected to have a Material Adverse Effect.

(xvii) Authorization of Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(xviii) Possession of Licenses and Permits.  The Company and its subsidiaries possess, and are in compliance with the terms of, all adequate certificates, authorizations, franchises, licenses and permits (“Licenses”) necessary or material to the conduct of the business now conducted by them, except where the failure to so possess or be in compliance would not reasonably be expected to have a Material Adverse Effect, and the Company and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xix) Absence of Labor Dispute.  No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, that could reasonably be expected to have a Material Adverse Effect.

(xx) Possession of Intellectual Property.  The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xxi) Environmental Laws.  Except as disclosed in the General Disclosure Package and the Final Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order

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of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances  (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xxii) Accurate Disclosure.  The statements in the General Disclosure Package and the Final Prospectus under the headings “Material United States Federal Income Tax Considerations,” “Puerto Rico Income Tax Considerations,” “Business—Regulation” and “Description of Capital Stock” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements or documents.

(xxiii) Statistical and Market-Related Data.  Any third-party statistical and market-related data included in a Registration Statement, a Statutory Prospectus or the General Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(xxiv) Internal Controls and Compliance with the Sarbanes-Oxley Act.  Except as set forth in the General Disclosure Package and the Final Prospectus, the Company, its subsidiaries and the Company’s Board of Directors (the “Board”) are in compliance with Sarbanes-Oxley, to the extent applicable, and all applicable Exchange Rules, except for any non-compliance which would not reasonably be expected to have a Material Adverse Effect. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the Securities Laws and are sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. General Accepted Accounting Principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Internal Controls are, or upon consummation of the offering of the Offered Securities will be, overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with Exchange Rules. Except as set forth in the General Disclosure Package and the Final Prospectus, the Company has not publicly disclosed or reported to the Audit Committee or the Board a material weakness, change in Internal Controls or fraud involving management

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or other employees who have a significant role in Internal Controls (each, an “Internal Control Event”), any violation of, or failure to comply with, the Securities Laws, which, if determined adversely, would reasonably be expected to have a Material Adverse Effect.

(xxv) Litigation.  Except as disclosed in the General Disclosure Package and the Final Prospectus, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Company’s knowledge, threatened.

(xxvi) Financial Statements.  The financial statements included in the Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules, if any, included in the Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial information included or incorporated by reference in the Registration Statement and the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein and the related pro forma adjustments give appropriate effect to those assumptions.

(xxvii) No Material Adverse Change in Business.  Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package (A) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business or properties of the Company and its subsidiaries, taken as a whole that is material and adverse, (B) except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (C) except as disclosed in or contemplated by the General Disclosure Package, there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries.

(xxviii) Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Offered Securities as described in the General Disclosure Package and the Final Prospectus, will not be required to

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register as an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).

(xxix) Ratings.  No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act (A) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (B) has indicated to the Company that it is considering any of the actions described in Section 7(c)(ii) hereof.

(xxx) Taxes.  The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect); and, except as set forth in the General Disclosure Package and the Final Prospectus, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxxi) Insurance.  Excluding in all cases the Company’s reinsurance of risk insured by the Company, the Company and its subsidiaries are insured by insurers with appropriately rated claims paying abilities against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package and the Final Prospectus.

(b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

(i) Existence.  Such Selling Shareholder (if not a natural person) is validly existing and, to the extent such concept exists in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization.

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(ii) Authorization of Agreement.  This Agreement has been duly executed and delivered by such Selling Shareholder and, if the Selling Shareholder is an entity, duly authorized.

(iii) Good Title.  Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date and full right, power and authority, and all authority, and all authorization and approval required by law to enter into (i) this Agreement, (ii) the Custody Agreement (“Custody Agreement”) signed by such Selling Shareholder and the custodian relating to the deposit of the Offered Securities by such Selling Shareholder and (iii) the Power of Attorney (“Power of Attorney”) appointing Ramón M. Ruiz, Amílcar L. Jordán and Roberto García Rodríguez as such Selling Shareholder’s attorneys-in-fact to the extent set forth therein and relating to the transactions herein contemplated; and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

(iv) Compliance with Securities Act Requirements.  (A) (w) At the time the Registration Statement initially became effective, (x) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post-effective amendment, incorporated report or form of prospectus, (y) at the Effective Time relating to the Offered Securities and (z) on each Closing Date, the Registration Statement conformed, and will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading  and (B) (x) on its date, (B) at the time of filing of the Final Prospectus pursuant to Rule 424(b) and (C) on each Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act  and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.    The preceding sentence applies only to the extent statements in or omissions from a Registration Statement or the Final Prospectus are based upon written information furnished to the Company by such Selling Shareholder specifically for use therein, it being understood and agreed that the only such information furnished by a particular Selling Shareholder (the “Selling Shareholder Information” of such Selling Shareholder) consists of the name of such Selling Shareholder, the number of Offered Securities to be offered by such Selling Shareholder and other information with respect to such Selling Shareholder (excluding any percentages) which appear in the table (and the corresponding footnotes thereto) under the caption “Principal and Selling Shareholders—Selling Shareholders” in the Final Prospectus.

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(v) No Finder’s Fee.  Except as disclosed in the General Disclosure Package and the Final Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(vi) Clean Hands.  The sale of the Offered Securities by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the General Disclosure Package and the Final Prospectus or any supplement thereto.

(vii) Absence of Further Requirements.  No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by this Agreement or the Custody Agreement in connection with the sale of the Offered Securities by such Selling Shareholder, except such as have been obtained and made under the Act and such as may be required under state securities laws.

(viii) Absence of Defaults and Conflicts Resulting from Transaction.  The execution, delivery and performance of this Agreement and the Custody Agreement, and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties, (B) any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject, or (C) if such Selling Shareholder is an entity, the charter or by-laws or other organizational documents of such  Selling Shareholder, except, in the case of clause (A) and (B), for any such breach, violation or default that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on such Selling Shareholder’s ability to consummate the transactions contemplated by this Agreement.

3. Purchase, Sale and Delivery of Offered Securities.  On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, each Selling Shareholder agrees, severally and not jointly, to sell to the several Underwriters the respective number of Firm Securities set forth opposite its name in Schedule B hereto, and each of the Underwriters agrees, severally and not jointly, to purchase from each Selling Shareholder, at a purchase price of $17.331 per share, the respective number of Firm Securities set forth opposite the names of such Underwriter in Schedule B hereto.

Certificates in negotiable form or book-entry form for the Offered Securities to be sold by the Selling Shareholders hereunder (or shares of Class A common stock to be converted into such Offered Securities) have been placed in custody, for delivery under this Agreement, under Custody Agreements made with Banco Popular de Puerto Rico, as custodian (“Custodian”).  Each Selling Shareholder agrees that the shares represented by the certificates or

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book-entry notation held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust.  If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates or book-entry notation for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

The Custodian (on behalf of the Selling Shareholders) will deliver the Firm Securities to or as instructed by the Representative for the accounts of the several Underwriters in a form reasonably acceptable to the Representative against payment of the purchase price by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank reasonably acceptable to the Representative drawn to the order of the Company and the respective Selling Shareholders at the office of Cravath, Swaine & Moore, LLP, 825 Eighth Ave, New York, NY 10019 at 9:00 a.m., New York time, on May 22, 2013 or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Firm Securities to be so delivered or evidence of their issuance will be made available for inspection at the above office of Cravath, Swaine & Moore LLP at least 24 hours prior to the First Closing Date.

In addition, upon written notice from the Representative given to the Company from time to time not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities.  Each Selling Shareholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice, up to a maximum number of Optional Securities set forth opposite its name in Schedule A hereto under the caption “Additional Shares to be Sold Assuming Full Exercise of Over-Allotment Option”, and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s name bears to the total number of shares of Firm Securities (subject to adjustment by the Representative to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. The Selling Shareholders agree, severally and not jointly, to sell to the Underwriters such number of shares of Optional Securities obtained by multiplying the number of Optional Securities to be sold by the Selling Shareholders specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Shareholders in Schedule A hereto under the caption “Additional Shares to be Sold Assuming Full Exercise of Over-Allotment Option” and the denominator of which is the total number of Optional Securities to be sold by the Selling Shareholders (subject to adjustment by the Representative to eliminate fractions). No Optional Securities shall be sold or delivered unless the Firm Securities previously

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have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised up to two times and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative to the Company.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representative but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian (on behalf of the Selling Shareholders) will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representative for the accounts of the several Underwriters in a form reasonably acceptable to the Representative against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank reasonably acceptable to the Representative drawn to the order of the Custodian, at the above office of Cravath, Swaine & Moore LLP.  The Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for inspection at the above office of Cravath, Swaine & Moore LLP at a reasonable time in advance of such Optional Closing Date.

4. Offering by Underwriters.  It is understood that the several Underwriters will sell 1,000,000 of the Firm Securities to the Company at a price of $18.25 per share (the “Company Purchase”) and propose to offer the remaining Offered Securities for sale to the public as set forth in the Final Prospectus.

5. Certain Agreements of the Company and the Selling Shareholders.  The Company agrees with the several Underwriters and the Selling Shareholders that:

(i) Filing of Prospectuses.  The Company has filed or will file each Statutory Prospectus (including the Final Prospectus), in a form approved by the Representative, with the Commission pursuant to and in accordance with subparagraph (2) (or, if applicable and if consented to by the Representative, subparagraph (5)) of Rule 424(b) not later than the second business day following the earlier of the date it is first used or the execution and delivery of this Agreement.  The Company has complied and will comply with Rule 433.

(ii) Filing of Amendments; Response to Commission Requests.  The Company will promptly advise the Representative of any proposal to amend or supplement the Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Representative's consent; and the Company will also advise the Representative promptly of (i) the filing of any such amendment or supplement, (ii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iii) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose.  The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order or

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the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(iii) Continued Compliance with Securities Laws.  If, at any time until nine months after the date of this Agreement when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Representative of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representative, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.  Neither the Representative’s consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

(iv) Rule 158.  As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(v) Furnishing of Prospectuses.  The Company will furnish to the Representative copies of the Registration Statement, including all exhibits, each related Statutory Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representative requests. The Final Prospectus shall be so furnished on or prior to 3:00 p.m., New York time, on the business day following the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(vi) Blue Sky Qualifications.  The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required for the distribution of the Offered Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject .

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(vii) Reporting Requirements.  During the period of three years hereafter, the Company will furnish to the Representative and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representative (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Representative may reasonably request.  However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.

(viii) Payment of Expenses.  The Company will pay all expenses incident to the performance of its obligations and the obligations of the Selling Shareholders under this Agreement, including but not limited to any filing fees and other expenses incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representative designates and the preparation and printing of memoranda relating thereto, costs and expenses related to the review by the Financial Industry Regulatory Authority of the Offered Securities (including filing fees), costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company including the chartering of airplanes, fees and expenses incident to listing the Offered Securities on the New York Stock Exchange, fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, and expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors.

(ix) Absence of Manipulation.  The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(x) Taxes.  The Company, on behalf of itself and the Selling Shareholders, will indemnify and hold harmless the Underwriters against any transfer, documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Company and the Selling Shareholders hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or any Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or

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charges.  In that event, the Company, on behalf of itself and the Selling Shareholders, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(xi) Restriction on Sale of Securities.  For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its Class A common stock or Class B common stock or any securities convertible into or exchangeable or exercisable for any of its Class A common stock or Class B common stock (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase (except for the Company Purchase) or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of the Representative, except (A) shares issued in consideration for the acquisition of any interest in a business, provided that, for any such shares issued within 180 days from the date hereof, the market value of all such shares does not exceed 10% of the total market capitalization of the Company, calculated as the closing price per share of Class B common stock on the NYSE on the trading day preceding the first such acquisition announcement, multiplied by the total number of shares of Class B and Class A common stock outstanding on such date, (B) issuances of Securities upon the exercise of options or warrants disclosed as outstanding in the General Disclosure Package and the Final Prospectus, (C) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the General Disclosure Package and the Final Prospectus and (D) Securities issued in connection with any claim against the Company under any share acquisition agreement or by a non-medical heir, as described in the General Disclosure Package and the Final Prospectus under the heading “Risk Factors—Risks Relating to Our Capital Stock”, including any shares issued pursuant to the anti-dilution provisions of the Company’s Amended and Restated Articles of Incorporation as a result of such claims.  The initial Lock-Up Period will commence on the date hereof and continue for 180 days or such earlier date that the Representative consents to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the materials news or material event, as applicable, unless the Representative waives, in writing, such

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extension.  The Company will provide the Representative with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

6. Free Writing Prospectuses.  The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.  The Company represents that is has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein (as though made on such Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

(a) Accountants’ Comfort Letter.  The Representative shall have received letters, dated, respectively, the date hereof and each Closing Date, from PricewaterhouseCoopers LLP, substantially in the form of Schedule D hereto (except that, in any letter dated a Closing Date, the specified date referred to in Schedule D hereto shall be a date no more than three days prior to such Closing Date) confirming that they are a registered public accounting firm and, for the period set forth in such letter, independent public accountants within the meaning of the Securities Laws.

(b) Filing of Prospectus.  The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(i) hereof.  No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

(c) No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business or properties of the Company and its subsidiaries taken as a whole which, in the judgment of the Representative, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any downgrading in the

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rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in either U.S. or Puerto Rico or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Representative, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal, New York or Puerto Rico authorities; (vii) any major disruption of settlements of securities, payment, or clearance services in the United States or Puerto Rico or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States or Puerto Rico, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representative, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

(d) Opinion of Counsel for Company.  The Representative shall have received an opinion, dated such Closing Date, of Davis Polk & Wardwell LLP, counsel for the Company, substantially in the form of Schedule E hereto.

(e) Opinions of Local Counsel for Company.  The Representative shall have received the opinions, dated such Closing Date, of Pietrantoni, Méndez & Alvarez LLC and Acosta & Ramirez CSP Law Offices, local counsel for the Company, substantially in the form of Schedule F-1 and F-2 hereto, respectively.

(f) Institutional Selling Shareholder’s Opinion.  The Representative shall have received an opinion, dated such Closing Date, of counsel for each institutional Selling Shareholder, substantially in the form of Schedule G hereto.

(g) Opinion of Counsel for Underwriters.  The Representative shall have received from Cravath Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to such matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h) Officer’s Certificate.  The Representative shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no

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proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; and, subsequent to the respective dates of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business or properties of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

(i) Lock-up Agreements.  On or prior to the date hereof, the Representative shall have received lockup letters from each of the executive officers, directors and Selling Shareholders of the Company substantially in the form of Schedule H hereto.

(j) Form 1099.  The Custodian shall have delivered to the Representative a letter stating that it will deliver to each Selling Shareholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

(k) CFO and Controller Certificate. The Representative shall have received certificates, dated, respectively, the date hereof and each Closing Date, executed by the Chief Financial Officer and the Corporate Controller of the Company, substantially in the form of Schedule I hereto.

(l) The Representative shall have received letters, dated, respectively, the date hereof and each Closing Date, from PricewaterhouseCoopers LLP, substantially in the form of Schedule D hereto (except that, in any letter dated a Closing Date, the specified date referred to in Schedule D hereto shall be a date no more than three days prior to such Closing Date) confirming that they are a registered public accounting firm and, for the period set forth in such letter, independent public accountants within the meaning of the Securities Laws.

The Company and the Selling Shareholders will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably requests.  The Representative may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

8. Indemnification and Contribution.  (a)  Company’s Indemnification of Underwriters.  The Company will indemnify and hold harmless each Underwriter, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements

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therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(b) Selling Shareholders’ Indemnification of Underwriters.  The Selling Shareholders will indemnify and hold harmless each Indemnified Party, against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the statements in or omissions from the Registration Statement, any Statutory Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus are based upon Selling Shareholder Information; provided, further, that the Selling Shareholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

(c) Indemnification of Company and Selling Shareholders.  Each Underwriter will severally and not jointly indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Shareholder (each, an “Underwriter Indemnified Party”), against any and all losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are

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based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Final Prospectus under the caption “Underwriting” furnished on behalf of each Underwriter:  the concession figure appearing in the fifth paragraph and the eleventh, twelfth, thirteenth and fourteenth paragraphs.

(d) Actions against Parties; Notification.  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) Contribution.  If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a),

22

(b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.  The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e).

(f) Control Persons.  The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

23

9. Default of Underwriters.  If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representative may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representative and the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

10. Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, the Selling Shareholders and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company, the Selling Shareholders and the Underwriters pursuant to Section 8 hereof shall remain in effect.  In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or delivered to the Representative c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010-3629, Attention: LCD-IBD, or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at Triple-S Management Corporation, 1441 Avenida F.D. Roosevelt, San Juan, PR 00920, Fax number 787-749-4091, Attention: Roberto García Rodríguez, or, if sent to the Selling Shareholders, will be mailed, delivered or faxed and confirmed to it at c/o Triple-S Management Corporation, 1441 Avenida F.D. Roosevelt, San Juan, PR 00920, Fax number 787-749-4091, Attention: Ramón M. Ruiz, Amílcar L. Jordán or Roberto García Rodríguez, as the Selling Shareholder’s attorneys-in-

24

fact; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or faxed and confirmed to such Underwriter.

12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

13. Representation of Underwriters.  The Representative will act for the several Underwriters in connection with the transactions contemplated hereby, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.  Ramón M. Ruiz, Amílcar L. Jordán and Roberto García Rodríguez will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by Ramón M. Ruiz, Amílcar L. Jordán or Roberto García Rodríguez will be binding upon all the Selling Shareholders.

14. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

15.  Absence of Fiduciary Relationship.  The Company and the Selling Shareholders acknowledge and agree that:

(a) No Other Relationship.  The Representative has been retained solely to act as underwriter in connection with the sale of Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Shareholders on the one hand, and the Representative, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Representative has advised or is advising the Company or the Selling Shareholders on other matters;

(b) Arms’ Length Negotiations.  The price of the Offered Securities set forth in this Agreement was established by the Company and the Selling Shareholders following discussions and arms-length negotiations with the Representatives and the Company and the Selling Shareholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose.  The Company and the Selling Shareholders have been advised that the Representative and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Shareholders and that the Representative has no obligation to disclose such interests and transactions to the Company or the Selling Shareholders by virtue of any fiduciary, advisory or agency relationship; and

(d) Waiver.  The Company and the Selling Shareholders waive, to the fullest extent permitted by law, any claims they may have against the Representative for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Representative shall have no liability (whether direct or indirect) to the Company or the Selling Shareholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Selling Shareholders

25

including shareholders, employees or creditors of the Company or the Selling Shareholders.

16.  Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The Company and the Selling Shareholders hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  The Company and the Selling Shareholders irrevocably and unconditionally waive any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in The City of New York and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

26

If the foregoing is in accordance with the Representative’s understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

Very truly yours,

Triple-S Management Corporation,

By:	/s/ Ramón M. Ruiz-Comas
	Name:	Ramón M. Ruiz-Comas
	Title:	CEO

On behalf of the Selling Shareholders set forth in Schedule A,

By:	/s/ Ramón M. Ruiz-Comas
	Name:	Ramón M. Ruiz-Comas
	Title:	Attorney-in-Fact

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the date
first above written.

Credit Suisse Securities (USA) LLC,

By:	/s/ Michael Muntner
	Name:	Michael Muntner
	Title:	Managing Director

Acting on behalf of itself and as the
Representative of the several Underwriters

27

SCHEDULE A

[See Attached.]

SCHEDULE A

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Abreu Elias	Federico		2,000	2,000	—	—	—
Abriles Estenos	Oscar	R	18,461	18,461	—	—	—
Acevedo Guevara	Tomas		2,026	2,026	—	—	—
Acevedo Maldonado	Jaime		2,000	2,000	—	—	—
Acosta Otero	Andres		1,000	1,000	—	—	—
Acosta Ruiz	Melvyn		1,000	1,000	—	—	—
Acosta Velez	Heriberto	A	4,000	4,000	—	—	—
Aguilo Dies	William		3,000	1,025	1,975	—	1,975
Alayon	George	G	810	304	506	285	221
Alberty Figueroa	Edgardo		2,051	777	1,274	728	547
Aldrich Diaz	Ismael		2,000	1,013	987	—	987
Aleman Acevedo	Rosa	E	4,000	4,000	—	—	—
Alemañy Arana	Domingo	S	6,000	6,000	—	—	—
Alemañy Gonzalez	Alfonso		21,000	21,000	—	—	—
Alicea Cruz	Valeriano		3,355	760	2,595	712	1,883
Alicea Ortiz	Juan	R	2,000	2,000	—	—	—
Alick Otero	Theodore		3,000	1,025	1,975	—	1,975
Allende Gines	Carmen	E	1,025	1,025	—	—	—
Almodovar Acevedo	Ramon		21,538	9,601	11,937	8,994	2,943
Alonso Alonso	Jorge		6,000	3,027	2,973	2,836	137
Alonso Alonso	Jose	A	6,000	6,000	—	—	—
Alonso Alonso	Ricardo		5,000	2,017	2,983	1,890	1,093
Alvarado Jimenez	Jose	R	5,000	5,000	—	—	—
Alvarado Norat	Frankie		9,000	9,000	—	—	—
Alvarez Pont	Antolin		2,000	1,013	987	—	987
Alvarez Ramirez	Flavio	E	5,000	5,000	—	—	—
Alvarez Reus	Edwin		3,000	1,025	1,975	—	1,975
Alvarez Rivera	Carlos		3,000	1,025	1,975	—	1,975
Alvarez Ruiz	Carlos	R	6,000	2,051	3,949	—	3,949
Alvarez Sepulveda	Nereida		5,000	5,000	—	—	—
Alvarez Suarez	Maria	L	5,000	5,000	—	—	—
Alvarez Villar	Carmen	R	3,000	385	2,615	360	2,255
Amador Martinez	Mirtha		6,000	2,051	3,949	—	3,949
Amalbert Romero	Rosaura		6,000	6,000	—	—	—
Ana Seltzer Revocable Trust
(Ana Sifre Rivera)			855	855	—	—	—
Andrade Cora	Estela	M	5,384	5,384	—	—	—
Andrade Cora	Jose	M	5,384	5,384	—	—	—
Andrade Cora	Marina	E	5,384	2,020	3,364	1,892	1,471
Anduze Roig	Ada		8,500	8,500	—	—	—
Angelique M Colon Irrevocable
Trust			1,400	1,400	—	—	—
Ansa Vila	Ramon	M	5,000	2,229	2,771	2,088	683
Antommattei Frontera	Osvaldo		9,115	9,115	—	—	—
Anzalota Hernandez	Jose		9,000	4,224	4,776	3,957	820

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Apellaniz Barreto	Luis
	Francisco		2,000	2,000	—	—	—
Aponte Arroyo	Carlos	A	1,025	1,025	—	—	—
Aponte Martinez	Lydiana		1,000	1,000	—	—	—
Arboleda Osorio	Bolivar		1,000	1,000	—	—	—
Arbona Arbona	Jose	L	1,025	385	640	360	280
Arce Lopez	Emilio	A	4,000	1,912	2,088	1,791	298
Archevald Mathew	Carlos	L	21,000	10,702	10,298	10,025	273
Arguinzoni Figueroa	Paolo		1,025	501	524	469	55
Arias Benabe	Jose	E	3,000	1,025	1,975	—	1,975
Arias Maldonado	Luis	A	1,000	1,000	—	—	—
Ark	Phillip	R	1,000	1,000	—	—	—
Armstrong Mayoral	Raul	A	16,154	7,635	8,519	7,152	1,366
Arroyo Alvarez	Jorge	G	9,000	3,377	5,623	3,163	2,459
Arroyo Fernandez	Angel		1,013	1,013	—	—	—
Arroyo Marrero	Blas	C	7,179	3,001	4,178	2,811	1,366
Arroyo Rosas	Juan	G	1,000	446	554	418	137
Arroyowangen	Esther	N	5,064	2,474	2,590	2,317	273
Arsuaga Collazo	Jose		1,000	375	625	351	273
Arzeno Lopez	George		5,000	1,876	3,124	1,757	1,366
Asencio Rivera	Erasmo		6,000	2,051	3,949	—	3,949
Astor Casalduc	Frank	C	1,000	1,000	—	—	—
Avellanet Irizarry	Juan	E	1,025	1,025	—	—	—
Avila Cortes	Lynnette		5,000	5,000	—	—	—
Axtmayer Prado	Robert	W	1,025	385	640	360	280
Axtmayer Vaello	Alfred	L	21,000	10,841	10,159	10,156	3
Ayala Almodovar	Edilberto		5,128	5,128	—	—	—
Ayala Colon	Jorge	L	1,000	1,000	—	—	—
Ayala Marrero	Alfredo		5,128	5,128	—	—	—
Ayala Rivera	Marco	A	2,000	2,000	—	—	—
Baco Bague	Priscila	L	7,500	5,032	2,468	—	2,468
Badia Calderon	Jose	M	16,000	16,000	—	—	—
Badillo Echevarria	Salvador		9,000	9,000	—	—	—
Badillo Quiñones	Jose	A	12,154	12,154	—	—	—
Baez Estevensasso	Ignacio	J	16,000	16,000	—	—	—
Baez Murphy	Raymond		21,000	21,000	—	—	—
Baez Sanchez	Jose	A	1,025	1,025	—	—	—
Bajandas Daly	Ahmed		5,064	5,064	—	—	—
Balaguer Cros	Juan	L	5,000	5,000	—	—	—
Balzac Fiol	Carlos	M	2,026	2,026	—	—	—
Balzac Fiol	Isabel	M	2,026	2,026	—	—	—
Balzac Fiol	Jacqueline	M	2,000	2,000	—	—	—
Balzac Fiol	Jaime	F	2,025	2,025	—	—	—
Balzac Fiol	Rosa	A	2,025	2,025	—	—	—
Balzac Fiol	Tomas	I	2,026	2,026	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Balzac Lizardi	Rafael		21,000	21,000	—	—	—
Banchs Pieretti	Hector	L	3,077	1,155	1,922	1,082	841
Banuchi Domenech	Ivan	B	16,000	16,000	—	—	—
Barbosa Del Valle	Eugenio	R	3,000	1,025	1,975	—	1,975
Barnes Colom	Francisco	J	11,002	4,128	6,874	3,866	3,008
Barnes Español	Ricardo	R	7,090	2,660	4,430	2,492	1,937
Barreiro Lebron	Ramon	L	7,179	3,283	3,896	3,076	820
Barreto Dominguez	Armando		5,128	5,128	—	—	—
Bartolomei Tellier	Jack	A	6,000	2,051	3,949	—	3,949
Basora De Garcia	Graciela		9,000	9,000	—	—	—
Bauza Hernandez	Antonio		11,000	11,000	—	—	—
Bauza Higuera.	Ana	E	2,500	2,500	—	—	—
Bayonet Rivera	Natalio	P	20,000	3,800	16,200	3,560	12,640
Beltran Fernandez	Virgilio	A	2,000	2,000	—	—	—
Benavent Rico	Carlyle		9,115	3,420	5,695	3,204	2,491
Benitez	Carmen	L	10,256	4,731	5,525	4,432	1,093
Benitez Corujo	Manuel		1,025	1,025	—	—	—
Benitez Cruz	Frank		18,726	18,726	—	—	—
Bennett	Jacqueline		4,400	4,400	—	—	—
Berio Alvarez	Angel	F	1,641	1,641	—	—	—
Berio Alvarez	Cielo	R	1,641	1,641	—	—	—
Berio Alvarez	Jose	M	3,077	3,077	—	—	—
Berio Alvarez	Marta		3,282	3,282	—	—	—
Berio Claudio	Maria	C	16,000	6,004	9,996	5,624	4,372
Berio Garces	Jose	R	1,641	1,641	—	—	—
Berlingeri Emmanuelli	Jose	A	3,000	1,025	1,975	—	1,975
Bernal Cabrero	Delfin		4,615	4,615	—	—	—
Bernal Echeandia	Delfin	V	6,355	2,735	3,620	—	3,620
Bernal Echeandia	Guillermo		1,880	1,880	—	—	—
Bernal Echeandia	Javier		1,880	1,880	—	—	—
Bernal Echeandia	Juan	V	1,880	705	1,175	661	514
Bernal Echeandia	Maria		1,880	1,880	—	—	—
Bernal Rosa	Jose	F	5,064	5,064	—	—	—
Berrios Aponte	Cruz	M	4,000	4,000	—	—	—
Berrios Delannoy	Marcos		2,051	2,051	—	—	—
Berrios Lopez	Cesar		9,000	9,000	—	—	—
Berrios Ortiz	Pedro	A	21,000	21,000	—	—	—
Berrios Pagan	Brigido	E	1,000	1,000	—	—	—
Berrios Rivera	Jorge	R	9,231	9,231	—	—	—
Berrocal Sanchez	Carlos	S	21,243	10,263	10,980	9,614	1,366
Berrocal Velez	Jose	A	5,000	2,299	2,701	2,154	547
Bertran Pasarell	Jorge	R	1,500	1,500	—	—	—
Bertran Pasarell	Juan	M	1,500	563	937	527	410
Bertran Pasarell	Maria De L		628	628	—	—	—
Bertran Pasarell	Teresita	P	1,500	1,500	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Betancourt Collazo	Justino		6,000	770	5,230	721	4,509
Bezares Torres	Nicolas		3,000	1,025	1,975	—	1,975
Bills	Zaida	R	3,000	3,000	—	—	—
Bladuell Ramos	Wallace		6,000	6,000	—	—	—
Blanco Peck	Jeanette	M	855	855	—	—	—
Blanco Peck	Richard	M	834	833	1	—	1
Blanco Plard	Jorge	L	855	855	—	—	—
Blanco Plard	Vivian	L	834	833	1	—	1
Blanco Plard	Arturo	L	1,834	1,834	—	—	—
Blanco Ramos	Carlos		17,000	17,000	—	—	—
Blasini Rivera	Marino		16,000	6,004	9,996	5,624	4,372
Blay Torres	Luis	A	3,000	1,025	1,975	—	1,975
Bocanegra Acevedo	Ubaldo		1,013	380	633	356	277
Boneta Garcia	Eliseo		21,269	21,269	—	—	—
Bongiovanni	Carmen	M	666	228	438	—	438
Bonilla Argudo	Jorge		11,141	11,141	—	—	—
Bonilla Colon	Jorge		11,000	11,000	—	—	—
Bonnet Alemar	Luis	E	2,051	2,051	—	—	—
Borras Blasco	Pedro	J	21,000	21,000	—	—	—
Borras Fernandez	Carlos	J	10,000	10,000	—	—	—
Borras Fernandez	Isabel	C	22,110	11,142	10,968	—	10,968
Borrego Cidoncha	Amalia		500	500	—	—	—
Borrego Cidoncha	Marta	I	500	500	—	—	—
Borrego Conde	Carlos	G	1,025	1,025	—	—	—
Borrego Conde	Lillian	J	1,025	402	623	377	246
Borrego Conde	Luis	G	1,025	385	640	360	280
Borrego Conde	Maria De
	Los A		1,025	402	623	377	246
Bosh Ramirez	Marcial	V	1,025	459	566	430	137
Botello Cabrera	Doris	E	1,000	446	554	418	137
Botello Cabrera	Lepido	E	1,000	375	625	351	273
Botello Cabrera	Maria	T	1,000	460	540	431	109
Bou Gauthier	Elias		1,000	1,000	—	—	—
Brau Ramirez	Ricardo	H	2,026	760	1,266	712	554
Bravo Castro	Jaime	J	4,000	2,026	1,974	—	1,974
Bravo Melendez	Ricardo	J	1,025	1,025	—	—	—
Bravo Nones	Alfredo	A	5,000	5,000	—	—	—
Brea Pimentel	Jose		2,000	892	1,108	835	273
Brito Arache	Rafael	A	15,000	15,000	—	—	—
Buitrago Santos	Hector	C	5,000	5,000	—	—	—
Bunker Soler	Frances	M	8,000	1,520	6,480	1,424	5,056
Bunker Soler	George	A	2,026	834	1,192	782	410
Buonomo	Emigdio	A	1,013	1,013	—	—	—
Busquets Llorens	Antonio	R	750	96	654	90	564
Busquets Llorens	Antonio	R	10,000	3,752	6,248	3,515	2,733

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Busquets Llorens	David		5,000	5,000	—	—	—
Busquets Llorens	David		256	256	—	—	—
Busquets Llorens	Miguel	S	256	256	—	—	—
Busquets Llorens	Miguel	S	5,000	5,000	—	—	—
Busquets Llorens	Salvador	J	5,000	5,000	—	—	—
Busquets Llorens	Salvador	J	750	256	494	—	494
Busquets Zalduondo	Carlos	J	6,154	2,309	3,845	2,163	1,682
Buxeda Dacri	Roberto		1,000	1,000	—	—	—
Caballero Centeno	Carmen		3,077	3,077	—	—	—
Caballero Lopez	Celso		1,006	1,006	—	—	—
Caballero Reyes	Julio	A	7,179	7,179	—	—	—
Caban Pacheco	Carlos	A	3,000	1,025	1,975	—	1,975
Cabrer Bravo	Nilda		21,538	8,082	13,456	7,571	5,886
Cabrera Aguilar	Rafael		1,000	1,000	—	—	—
Cabrera Cabrera	Maria	T	2,000	2,000	—	—	—
Cabrera De La Rosa	Fernando	J	15,000	5,128	9,872	—	9,872
Cabrera Maldonado	Nereida		6,940	6,940	—	—	—
Cabrera Otero	Sylvia		1,025	1,025	—	—	—
Cabrera Pujadas	Daniela	A	410	154	256	144	112
Cabrero Morell	Olga	P	1,025	1,025	—	—	—
Cacho Tossas	Jose	R	1,000	1,000	—	—	—
Cadilla Rebolledo	Maria	T	16,000	16,000	—	—	—
Caloca Rojas	Ivette	R	4,614	4,614	—	—	—
Calzada Santiago	Manuel	E	16,000	7,415	8,585	6,946	1,640
Campoamor Redin	Orlando		2,000	2,000	—	—	—
Campos Jovel	Jose	F	2,026	2,026	—	—	—
Canabal Lopez	Manuel	A	6,000	6,000	—	—	—
Canals Morales	Marta	I	513	513	—	—	—
Cangiano Rivera	Jose	L	9,000	9,000	—	—	—
Canino Laporte	Godofredo		2,013	2,013	—	—	—
Capella Acevedo	Antonio		15,000	10,064	4,936	—	4,936
Capo Garza	Judith	L	2,500	513	1,987	481	1,506
Capo Garza	Leticia		1,348	601	747	563	184
Capo Truyol	Enrique	R	6,038	2,266	3,772	2,122	1,650
Carazo Rodriguez	Brenda		3,000	1,025	1,975	—	1,975
Cardona Aviles	Nestor	V	2,051	918	1,133	860	273
Cardona Gonzalez	Ricardo	P	682	682	—	—	—
Cardona Martinez	Alicia		3,000	3,000	—	—	—
Cardona Ramirez	Oscar		5,000	2,158	2,842	2,022	820
Carlo Izquierdo	Jose	R	2,038	2,038	—	—	—
Carlos Ortega	Ramon		16,000	16,000	—	—	—
Caro Bonet	Armando	I	1,025	1,025	—	—	—
Carrera Baquero	Alberto	M	7,128	7,128	—	—	—
Carrera Baquero	Alberto	M	3,000	1,025	1,975	—	1,975
Carrera Baquero	Maria	I	7,128	7,128	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Carrera Baquero	Maria De
	Lourdes		7,128	2,675	4,453	2,505	1,948
Carrera Del Moral	Jorge	D	21,134	21,134	—	—	—
Carreras Davila	Jose	A	5,000	5,000	—	—	—
Carreras Garcia	Reinaldo	J	3,000	385	2,615	360	2,255
Carro Soto	Ana Del P		1,375	1,375	—	—	—
Carro Soto	Jose	A	1,375	1,375	—	—	—
Carro Soto	Luis	E	1,375	1,375	—	—	—
Carro Soto	Manuel	F	1,375	1,375	—	—	—
Casals	Ana		11,000	11,000	—	—	—
Casanova Casanova	Angel	S	7,000	2,768	4,232	2,593	1,640
Casanova Casanova	Jose	M	7,000	3,050	3,950	2,857	1,093
Casanova Casanova	Pedro	R	7,000	2,909	4,091	2,725	1,366
Cases Mayoral.	Hector	J	9,000	4,064	4,936	—	4,936
Casillas Jimenez	Salvador		2,000	2,000	—	—	—
Castaing Lespier	Patricia	A	2,100	1,040	1,060	974	86
Castaing Lespier	Pedro	A	700	287	413	269	143
Castaner Barcelo	Juan	C	6,000	6,000	—	—	—
Castañer Gonzalez	Francisco		684	684	—	—	—
Castañer Mattei	Alberto	A	15,000	15,000	—	—	—
Castells Rodriguez	Martina		1,000	1,000	—	—	—
Castillo Diaz	Gustavo	J	1,499	512	987	—	987
Castillo Rivera	Ruben	I	5,000	5,000	—	—	—
Castillo Zayas	Javier		3,000	1,025	1,975	—	1,975
Castrillo Cruz	Rafael	H	6,000	6,000	—	—	—
Castro Borges	Jose	R	9,000	4,576	4,424	4,287	137
Castro De Suarez	Carmen		2,000	2,000	—	—	—
Castro Ramirez	Jose Juan	J	21,538	21,538	—	—	—
Catasus Zayas	Ubaldo	A	2,000	2,000	—	—	—
Cerra Fernandez	Domingo		3,000	1,126	1,874	1,054	820
Cerra Fernandez	Javier		4,000	1,501	2,499	1,406	1,093
Cerra Fernandez	Maria	D	3,000	1,126	1,874	1,054	820
Cestero Aguilar	Herman	J	5,000	2,088	2,912	1,956	956
Charneco Tifal	Jerry	C	2,051	770	1,281	721	560
Chavez Garcia	Carlos	F	3,000	1,025	1,975	—	1,975
Chico Fuertes	Francisco	J	1,025	1,025	—	—	—
Chiques Byer	Carlos	M	6,000	6,000	—	—	—
Cintron Clos	Sonia	M	1,000	1,000	—	—	—
Cintron Colon	Marie		1,000	375	625	351	273
Cintron Ortiz	Heriberto		1,025	1,025	—	—	—
Cintron Valle.	Cesar		11,000	11,000	—	—	—
Cj & Hls Partnership Ltd			5,064	1,900	3,164	1,780	1,384
Claudio Villamil	Jaime		5,000	5,000	—	—	—
Clavell Rodriguez	Luis		46,228	6,461	39,767	6,052	33,715
Claverol Siaca	Pedro	J	16,410	16,410	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Cobian Tormos	Modesto	L	21,000	21,000	—	—	—
Colberg Pujadas	Pedro	N	10,000	10,000	—	—	—
Colberg Rios	Teresita		6,154	6,154	—	—	—
Coll Perez	Maria	J	2,051	2,051	—	—	—
Collazo Lizardi	Diego		9,000	3,377	5,623	3,163	2,459
Collazo Lopez	Leonardo		1,000	1,000	—	—	—
Colom Aviles	Jesus		21,013	7,885	13,128	7,386	5,742
Colom Aviles	Vicente		5,000	5,000	—	—	—
Colon	Janice		4,400	1,651	2,749	1,547	1,202
Colon Moll	Iris	J	166	166	—	—	—
Colon Morales	Miguel	A	15,194	15,194	—	—	—
Colon Pagan	Juan	R	2,000	2,000	—	—	—
Colon Perez	Jose
	Rolando		3,000	3,000	—	—	—
Colon Perez	Miguel		3,038	3,038	—	—	—
Colon Perez	Rene		7,500	5,032	2,468	—	2,468
Colon Rodriguez	Filiberto		4,000	2,026	1,974	—	1,974
Colon Santini	Juan Luis		1,026	459	567	430	137
Colon Trabal	Carmen		2,000	380	1,620	356	1,264
Colon Vaquer	Jose M	E	3,000	1,408	1,592	1,319	273
Comas Urrutia	Arsenio	C	2,000	2,000	—	—	—
Conde Perez.	Lillian		5,128	1,970	3,158	1,846	1,312
Coppola Muñoz	Angelo		1,025	1,025	—	—	—
Cora Santiago	Virgilio		700	316	384	296	89
Cordero Casillas	Jose		2,000	2,000	—	—	—
Cordova Lopez	Arturo	R	1,013	380	633	356	277
Cordova Santiago	Gladys	J	5,128	5,128	—	—	—
Correa Agosto	Maritza		2,000	380	1,620	356	1,264
Correa Aponte	Jose	N	9,077	9,077	—	—	—
Correa Ayala	Roberto		6,000	6,000	—	—	—
Correa Jusino	Francisco		7,000	5,026	1,974	—	1,974
Corretjer Benvenutti	Otto		1,013	1,013	—	—	—
Corretjer Charneco	Rafael		5,000	1,876	3,124	1,757	1,366
Corretjer Piquer	Antonio	L	5,965	5,965	—	—	—
Corretjer Piquer	Mildred		7,652	2,871	4,781	2,690	2,091
Corretjer Piquer	Roberto		7,652	2,871	4,781	2,690	2,091
Corretjer Vicente	Ileana		1,000	375	625	351	273
Coscollano Herrero	Maria	A	9,000	9,000	—	—	—
Cotto Mojica	Juan	J	1,025	1,025	—	—	—
Crespi Borras	Jose	M	1,025	1,025	—	—	—
Crespo Roman	Carmelo		5,000	2,158	2,842	2,022	820
Cristina I Colon Irrevocable
Trust			1,400	1,400	—	—	—
Cristino R Colon Arvelo &
Teresita Pascual Garzon			10,500	10,500	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Cruz Cruz	Jose	R	9,000	9,000	—	—	—
Cruz Martinez	Carlos		1,025	1,025	—	—	—
Cruz Mena	Rafael		1,000	1,000	—	—	—
Cruz Vidal	Baltasar	A	3,000	1,025	1,975	—	1,975
Cruzado Perez	Enrique		10,256	10,256	—	—	—
Cuevas Brunet	Edwin		1,000	375	625	351	273
Cuevas Soldevila	Maria	C	1,000	1,000	—	—	—
Cuevas Soldevila	Mayra	M	2,000	380	1,620	356	1,264
Cuevas Soldevila	Orlando	S	1,000	1,000	—	—	—
Cummings Carrero	Luis	E	5,000	765	4,235	716	3,519
Cummings Carrero	Roberto		1,006	1,006	—	—	—
Cummings Garcia	Luis	E	19,243	19,243	—	—	—
Curbelo Piza	Pablo	G	3,000	3,000	—	—	—
Curbelo Ruiz	Rufino		3,000	1,025	1,975	—	1,975
Curet Cuevas	Jose Orlando		2,000	2,000	—	—	—
Dalmau Jimenez	Miguel	S	6,000	2,051	3,949	—	3,949
Dalmau Larriñaga	Marta		21,538	10,980	10,558	10,285	273
Davila Colon	Luis	R	5,470	5,470	—	—	—
Davila Fernandez	Mario		12,000	6,077	5,923	—	5,923
Davila La Torre	Gloria	E	5,470	5,470	—	—	—
Davila La Torre	Joselyn	E	5,470	5,470	—	—	—
Davila Lopez	Juan	A	2,000	892	1,108	835	273
Davila Marti.	Miguel		1,025	1,025	—	—	—
Davila Martinez	Gladimiro		4,000	2,026	1,974	—	1,974
De Cardona Greaves	Jose	N	4,000	4,000	—	—	—
De Cardona Greaves	Richard	D	4,000	4,000	—	—	—
De Jesus	Manuel	A	42,000	9,994	32,006	9,362	22,644
De Jesus Carbonell	Ramon		1,000	375	625	351	273
De Jesus Gonzalez	Nydia	R	33,000	11,282	21,718	—	21,718
De Jesus Quiñones	Felipe	N	8,000	8,000	—	—	—
De Jesus Ramos	Nelson		3,000	1,025	1,975	—	1,975
De Jesus Rivera	Luis	G	9,231	3,464	5,767	3,245	2,523
De Jesus Toro	Jose Alberto		1,000	1,000	—	—	—
De Juan Gatell	Manuel		1,000	1,000	—	—	—
De La Rosa Costa	Pedro	U	5,128	5,128	—	—	—
De La Torre Morales	Francisco	J	6,000	2,051	3,949	—	3,949
De Paz Reyes	Bernardo	A	10,000	10,000	—	—	—
Defendini Mauras	Efrain	A	9,231	9,231	—	—	—
Del Muro Irizarri.	Angela	B	6,000	918	5,082	860	4,222
Del Pozo Gomez	Huberto		6,000	770	5,230	721	4,509
Del Prado Escobar	Ramon		20,000	20,000	—	—	—
Del Toro Agrelot	Emilio		2,051	2,051	—	—	—
Del Valle Biascoechea	Carlos		2,000	2,000	—	—	—
Delgado Boneta	Norberto		1,025	1,025	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Delgado Ortiz	Blas		1,000	1,000	—	—	—
Delgado Rodriguez	Ruben	N	20,320	8,375	11,945	7,846	4,099
Delis Asmar	Cynthia	A	1,366	513	853	480	373
Delis Asmar	Efrain		5,419	4,102	1,317	—	1,317
Delis Asmar	Rosa	Y	683	683	—	—	—
Dexter	Donald	F	5,000	5,000	—	—	—
Diaz Bonnet	Victor	M	12,077	12,077	—	—	—
Diaz Canales	Fernando	L	10,000	4,034	5,966	3,779	2,186
Diaz De Fagot	Angeles		33,000	4,233	28,767	3,966	24,801
Diaz Del Campo	Santiago		6,000	770	5,230	721	4,509
Diaz Del Valle	Eduardo		2,000	2,000	—	—	—
Diaz Lugo	Maritza		1,000	1,000	—	—	—
Diaz Martinez	Hector	F	9,102	9,102	—	—	—
Diaz Mendez	Rafael	B	5,000	5,000	—	—	—
Diaz Pinto	Carlos		3,000	1,025	1,975	—	1,975
Diaz Pinto	Hector	F	4,000	2,026	1,974	—	1,974
Diaz Ramos	Nestor	E	10,000	10,000	—	—	—
Diaz Sanabia	Leonora		6,000	770	5,230	721	4,509
Diaz Sanchez	Alberto Luis		1,025	1,025	—	—	—
Diaz Sotomayor	Yanira		1,501	513	988	—	988
Diaz Torres	Heriberto		9,000	9,000	—	—	—
Diaz Torres	Porfirio	E	3,038	3,038	—	—	—
Diaz Vazquez	Ruben		1,013	452	561	424	137
Diez Cardona	Elsie	M	7,000	7,000	—	—	—
Diez Cardona	Federico		7,000	7,000	—	—	—
Diez Cardona	Juan	C	7,000	7,000	—	—	—
Dominguez Bidot	Anibal		1,025	1,025	—	—	—
Dubocq Ventura	Francisco	M	2,051	2,051	—	—	—
E Perez & M Canals
Retirement Pl			513	513	—	—	—
Echeandy Abreu	Ruben		6,000	1,001	4,999	938	4,061
Echevarria Santiago	Luis	A	3,000	1,025	1,975	—	1,975
Echevarria Stuart	Edgar		1,025	385	640	360	280
Edgardo Rodriguez Julia
&Ilca Lopez Torres			312	312	—	—	—
Eduardo Cerezo Magan
Retirement Plan Trust			1,025	385	640	360	280
Emmanuelli La Llave	Pedro	L	1,025	385	640	360	280
Encarnacion Canino	Gaspar		12,000	12,000	—	—	—
Estate Of Ramon Emilio
Figueroa Lebron			9,115	9,115	—	—	—
Etienne Pierre	Rufus		1,013	452	561	424	137
Falcon Matos	Carlos	A	1,000	1,000	—	—	—
Faura Clavell	Luis	E	5,000	5,000	—	—	—
Feijoo Gonzalez	Jose	E	2,026	760	1,266	712	554

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Feliciano Rodriguez	Hector	A	5,064	1,900	3,164	1,780	1,384
Feliciano Rodriguez	Lino		16,000	7,415	8,585	6,946	1,640
Feliciano Sepulveda	Jose	I	5,032	2,243	2,789	2,101	688
Fernandez Carbia	Alberto		1,000	1,000	—	—	—
Fernandez Cerra	Eugenio		21,000	21,000	—	—	—
Fernandez Duran	Guillermo		1,013	1,013	—	—	—
Fernandez Feliberti	Rafael		9,000	9,000	—	—	—
Fernandez Grovas	Guillermo		4,051	4,051	—	—	—
Fernandez Jaquete	Enrique		2,038	765	1,273	716	557
Fernandez Martinez	Jose		8,000	8,000	—	—	—
Fernandez Maymi	Carlos		1,000	1,000	—	—	—
Fernandez Mena	Manuel		6,154	6,154	—	—	—
Fernandez Menendez	Faustino		1,025	385	640	360	280
Fernandez Moll	Carmen	A	333	125	208	117	91
Fernandez Pedro	Cesar		6,000	6,000	—	—	—
Fernandez Pereiro	Antonio		4,615	4,615	—	—	—
Fernandez Pereyo	Jose	L	1,000	1,000	—	—	—
Fernandez Pla	Restituto		21,026	21,026	—	—	—
Fernandez Rivera	Nelson	A	2,630	2,630	—	—	—
Fernandez Rivera	Sonia		1,000	1,000	—	—	—
Fernandez Santos	Francisco	J	21,269	21,269	—	—	—
Ferre	Tiody		8,000	4,051	3,949	—	3,949
Ferreira	Miriam	A	1,173	1,173	—	—	—
Ferrer Montalvo	Norman	S	6,000	6,000	—	—	—
Ferrer Urbina	Belen	M	15,000	5,128	9,872	—	9,872
Ferrer Vicente	Ana	M	3,000	1,126	1,874	1,054	820
Ferrero Chapero	Jose	V	2,051	777	1,274	728	547
Ferriol Peña	Eduardo	M	3,000	1,025	1,975	—	1,975
Fideicomiso Familia Medina
Monteserin			21,000	21,000	—	—	—
Fideicomiso Jimenez Ferrer			21,134	21,134	—	—	—
Figueroa Colon	Luz	V	400	400	—	—	—
Figueroa Gonzalez	Esther		12,000	12,000	—	—	—
Figueroa Guzman	Luz	D	3,077	1,155	1,922	1,082	841
Figueroa Longo	Juan	G	2,000	2,000	—	—	—
Figueroa Otero	Ivan		13,166	13,166	—	—	—
Figueroa Roure	Myrna	S	1,013	516	497	483	14
Fiol Lay	Carol		2,750	1,032	1,718	967	751
Fiol Lay	Gloria		2,750	1,314	1,436	1,231	205
Fiol Lay	Lidia	A	2,750	2,750	—	—	—
Fiol Lay	Mary	E	2,750	2,750	—	—	—
Flaque Comas	Jose	F	6,000	2,051	3,949	—	3,949
Flax Jaffe	Herman	J	21,499	21,499	—	—	—
Fleisher Roseman	Lawrence	T	10,000	10,000	—	—	—
Flores Cheverez	Victor	L	5,064	1,900	3,164	1,780	1,384

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Flores De Hostos	Eddy		1,013	1,013	—	—	—
Flores Gallardo	Arturo		5,000	5,000	—	—	—
Flores Santana	Hermes		2,051	2,051	—	—	—
Fontanet Perfecto	Hector	O	9,115	3,420	5,695	3,204	2,491
Fortuño Carmona	Roberto		16,205	6,081	10,124	5,696	4,428
Fortuño Moscoso	Luis		11,141	11,141	—	—	—
Fossas Feliu	Jose	A	1,000	1,000	—	—	—
Fossas Lopez-Cepero	Jose	L	9,000	9,000	—	—	—
Frame De Marie	Stephen	J	5,000	5,000	—	—	—
Franceschi Conde	Raul		10,026	4,330	5,696	4,056	1,640
Franceschini Ortiz	Rene		2,000	2,000	—	—	—
Franceschini Pascual	Carmen	N	2,000	1,013	987	—	987
Franco Linares.	Alejandro	E	3,000	1,408	1,592	1,319	273
Franco Molini	Carlos	M	2,000	892	1,108	835	273
Fred Santana	Roberto	R	1,000	1,000	—	—	—
Frias Arias	Alberto	E	1,000	1,000	—	—	—
Frontera Colley	Antonio		6,000	6,000	—	—	—
Frontera Lluch	Enrique		2,000	1,013	987	—	987
Frontera Rodriguez	Herminio		2,000	2,000	—	—	—
Frontera Vicens	Miguel	A	1,000	1,000	—	—	—
Fuentes Ramos	Jose	A	3,000	1,126	1,874	1,054	820
Fumero Aguilo	Jose	O	3,000	1,126	1,874	1,054	820
Fuste Gonzalez	Mercedes Del
	Rosario		5,032	5,032	—	—	—
Fuster Berlingeri	Roberto		2,051	2,051	—	—	—
Galindez Antelo	William		10,000	10,000	—	—	—
Gallardo Mendez	Antonio		3,000	385	2,615	360	2,255
Gallardo Mendez	Rafael	A	2,000	750	1,250	703	547
Gamble	Elsie	G	3,000	3,000	—	—	—
Gandia Mantaras	Luis	T	5,064	5,064	—	—	—
Garau Diaz	Alexis		3,000	1,025	1,975	—	1,975
Garau Diaz	Guillermo		1,000	1,000	—	—	—
Garau Diaz	Ivan		1,000	1,000	—	—	—
Garau Diaz	Priscila		1,025	385	640	360	280
Garau Diaz	Samuel		2,051	2,051	—	—	—
Garayalde Cotroneo	Glenn	J	1,013	382	631	358	273
Garcia	Magda	L	2,629	2,629	—	—	—
Garcia Aguirre	Augusto	C	10,000	1,900	8,100	1,780	6,320
Garcia Bird.	Jorge		10,000	10,000	—	—	—
Garcia Bulls	Aureo	B	1,000	1,000	—	—	—
Garcia Castillo	Armando		16,410	16,410	—	—	—
Garcia Estrada	Maria	D	10,000	10,000	—	—	—
Garcia Gonzalez	Efrain		228	228	—	—	—
Garcia Gonzalez	Modesto	E	228	228	—	—	—
Garcia Gubern	Carlos	F	6,000	6,000	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Garcia Lopez	Carlota	M	4,200	4,200	—	—	—
Garcia Lopez	Ivan	H	4,200	4,200	—	—	—
Garcia Lopez	Jose	J	4,200	4,200	—	—	—
Garcia Lopez	Luis	I	4,200	1,576	2,624	1,476	1,148
Garcia Lopez	Maria	T	4,200	1,576	2,624	1,476	1,148
Garcia Lopez	Rafael		16,410	16,410	—	—	—
Garcia Moliner	Lucio		6,000	6,000	—	—	—
Garcia Normandia	Hector Luis		1,000	1,000	—	—	—
Garcia Quiroga	Judith		21,346	8,010	13,336	7,503	5,833
Garcia Ramos	Carlos	H	4,000	4,000	—	—	—
Garcia Saavedra	Jaime		6,000	6,000	—	—	—
Garcia Santaliz	Domingo		1,000	1,000	—	—	—
Garcia Santiago	Jose	G	3,038	3,038	—	—	—
Garcia Torres	Wanda	R	2,051	2,051	—	—	—
Garcia Trias	David	E	3,019	1,168	1,851	1,094	757
Garraton Martin	Fanny	M	5,000	5,000	—	—	—
Garraton Martin	Luis		5,000	5,000	—	—	—
Garza De Capo	Judith	G	5,032	1,888	3,144	1,769	1,375
Gavillan Pabon	Pedro		9,000	3,377	5,623	3,163	2,459
Geigel De Olivieri	Ana	A	5,000	2,299	2,701	2,154	547
Geil Schulte	Kenneth	P	1,025	1,025	—	—	—
Gelabert Paredes	Raymond		2,032	979	1,053	917	137
Gerena Quiles	Luis		3,000	1,025	1,975	—	1,975
Gibbs Acosta	Lydia	M	1,025	1,025	—	—	—
Gimenez Safont	Jose	A	16,410	16,410	—	—	—
Giusti De Jesus	Juan	B	5,064	5,064	—	—	—
Godreau Negron	Miguel	F	5,128	5,128	—	—	—
Golderos Rodriguez	Carmen	G	2,013	898	1,115	841	273
Golderos Sanabria	Francisco	R	1,000	1,000	—	—	—
Gonzales Levy	Carmen	B	228	228	—	—	—
Gonzalez Badillo	Bernardino		1,266	475	791	445	346
Gonzalez Badillo	Oscar		1,266	1,266	—	—	—
Gonzalez Badillo	Teresita		1,266	475	791	445	346
Gonzalez Boneta	Benigno	T	6,000	6,000	—	—	—
Gonzalez Castrodad	Luis	R	2,051	2,051	—	—	—
Gonzalez Cruz	Julio		2,000	2,000	—	—	—
Gonzalez De Rexach	Carmen	E	1,000	1,000	—	—	—
Gonzalez De Rexach	Carmen	E	1,000	1,000	—	—	—
Gonzalez Del Rosario	Ada	L	171	171	—	—	—
Gonzalez Del Rosario	Modesto	F	500	171	329	—	329
Gonzalez Del Rosario	Modesto		3,000	1,025	1,975	—	1,975
Gonzalez Del Rosario	Segundo		171	64	107	60	47
Gonzalez Del Rosario	Segundo		2,000	750	1,250	703	547
Gonzalez Flores	Jose	R	5,000	5,000	—	—	—
Gonzalez Franco	Frederick	C	810	810	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Gonzalez Franco	Jose	M	810	810	—	—	—
Gonzalez Franco	Manuel	A	810	810	—	—	—
Gonzalez Franco	Mario	R	810	810	—	—	—
Gonzalez Garcia	Pedro	J	1,025	1,025	—	—	—
Gonzalez Gomez	Alfredo		6,000	2,051	3,949	—	3,949
Gonzalez Gonzalez	Roberto		2,051	2,051	—	—	—
Gonzalez Inclan	Carlos	A	1,000	1,000	—	—	—
Gonzalez Inclan	Carlos	A	—	—	—	—	—
Gonzalez Inclan	Eduardo	J	1,000	1,000	—	—	—
Gonzalez Inclan	Eduardo	J	1,000	1,000	—	—	—
Gonzalez Inclan	Jose	R	6,000	6,000	—	—	—
Gonzalez Inclan	Maria De L		1,000	1,000	—	—	—
Gonzalez Inclan	Maria De
	Lourdes		1,000	1,000	—	—	—
Gonzalez Levy	Rosario Del P		228	228	—	—	—
Gonzalez Mendez	Mabel		1,000	1,000	—	—	—
Gonzalez Navedo	Edwin		1,013	1,013	—	—	—
Gonzalez Olmo	Ana	L	684	684	—	—	—
Gonzalez Ortiz	Christian	G	4,000	1,642	2,358	1,538	820
Gonzalez Ortiz	Karen	M	10,000	4,740	5,260	4,440	820
Gonzalez Pagan.	Julio	S	171	64	107	60	47
Gonzalez Ramirez	Edgardo		6,154	6,154	—	—	—
Gonzalez Ramos	Reinaldo		3,000	3,000	—	—	—
Gonzalez Robison	Hugh		334	334	—	—	—
Gonzalez Robison	Hugh		334	334	—	—	—
Gonzalez Robison	Jaime	E	334	334	—	—	—
Gonzalez Robison	Jaime	E	333	333	—	—	—
Gonzalez Rodriguez	Manuel	A	15,000	5,128	9,872	—	9,872
Gonzalez Roman	Yolanda		1,025	385	640	360	280
Gonzalez Sanchez	German		2,026	2,026	—	—	—
Gonzalez Velez	Abraham		9,115	4,408	4,707	4,129	578
Gorbea Navedo	Nilda	I	10,500	10,500	—	—	—
Guardiola Cruzado	Armando	J	6,051	6,051	—	—	—
Guerra Ibañez	Juan	C	3,019	3,019	—	—	—
Guerra Ibañez	Ricardo	J	3,000	3,000	—	—	—
Guerrero Preston	Juan	O	1,000	1,000	—	—	—
Guerrero Preston	Margarita	S	1,000	1,000	—	—	—
Guerrero Preston	Maria	E	1,000	1,000	—	—	—
Guerrero Preston	Maria Del
	Carmen		1,000	1,000	—	—	—
Guerrero Preston	Rafael	E	1,000	1,000	—	—	—
Guerrero Preston	Teresa	E	1,000	1,000	—	—	—
Guevara Domenech	Francisco		5,128	1,924	3,204	1,802	1,401
Guzman Rodriguez	Norma	J	2,000	1,013	987	—	987
Guzman Serrano	Angelica		1,026	1,026	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Guzman Serrano	Barbara		1,025	385	640	360	280
Guzman Serrano	Josephine		1,026	1,026	—	—	—
Guzman Serrano	Manuel		1,026	1,026	—	—	—
Guzman Serrano	Rebecca		725	332	393	311	82
Guzman Vizcarrondo	Beatriz		4,200	4,200	—	—	—
Guzman Vizcarrondo	Josefina		4,200	4,200	—	—	—
Guzman Vizcarrondo	Luis	R	4,200	4,200	—	—	—
Guzman Vizcarrondo	Maria	A	4,200	4,200	—	—	—
Guzman Vizcarrondo	Rosa	M	4,200	4,200	—	—	—
Haddad Zouain	Mario		2,000	1,013	987	—	987
Haines Lopez	Frances	D	2,848	2,848	—	—	—
Hammerschmidt	Cesar		21,000	21,000	—	—	—
Hawayek Alemañy	Jose		10,192	10,192	—	—	—
Hernadez Vicens	Julio		3,000	1,026	1,974	—	1,974
Hernandez Bonilla	Jose	E	15,000	5,628	9,372	5,272	4,099
Hernandez Colon	Angel	W	1,026	1,026	—	—	—
Hernandez Denton	Jorge	L	2,779	1,043	1,736	977	759
Hernandez Denton	Federico		7,090	2,660	4,430	2,492	1,937
Hernandez Denton	Gabriel		12,115	4,546	7,569	4,258	3,311
Hernandez Feliciano	Tomas		5,000	5,000	—	—	—
Hernandez Garcia	Cesar	R	2,000	2,000	—	—	—
Hernandez Guash	Rayda	H	1,000	1,000	—	—	—
Hernandez Lopez	Oscar	A	1,000	1,000	—	—	—
Hernandez Lopez De V	Juan	D	1,000	1,000	—	—	—
Hernandez Martinez	Pedro		7,038	2,674	4,364	2,505	1,858
Hernandez Martinez	Wilfredo	J	1,026	473	553	443	109
Hernandez Michels	Angela		11,000	5,115	5,885	4,792	1,093
Hernandez Morales	Maria Del	C	3,000	1,026	1,974	—	1,974
Hernandez Perez	Victor		5,000	5,000	—	—	—
Hernandez Ricoff	Bethzaida		7,500	5,032	2,468	—	2,468
Hernandez Rios	Pablo	J	1,000	1,000	—	—	—
Hernandez Rodriguez	Eduardo		500	500	—	—	—
Hernandez Sanchez	Manuel		3,000	1,026	1,974	—	1,974
Hernandez Trujillo	Aurelia	M	171	66	105	62	44
Hernandez Trujillo	Nairda	P	171	66	105	62	44
Hernandez Trujillo	Salvador	R	171	66	105	62	44
Hidalgo	Hector	O	7,000	2,627	4,373	2,460	1,913
Hidalgo Alvarez	Jose	R	3,000	385	2,615	361	2,254
Hidalgo Gorbea	Hector	L	7,000	2,627	4,373	2,460	1,913
Hidalgo Walker	Karen		7,000	7,000	—	—	—
Hoyos Precssas	Guillermo	J	2,000	2,000	—	—	—
Iguina Mora	Martin	A	21,272	21,272	—	—	—
Inclan De Gonzalez	Carmina		5,000	5,000	—	—	—
Infanzon	Roberto	T	6,154	6,154	—	—	—
Infanzon Olivieri	Julia		7,000	2,627	4,373	2,460	1,913

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Irizarry Bonilla	Pablo	E	1,000	1,000	—	—	—
Irizarry Colon	Nilda		5,064	2,262	2,802	2,119	683
Isales Davis	Ramon		16,000	6,004	9,996	5,624	4,372
Iturrino Rodriguez	Jose	L	21,269	21,269	—	—	—
Izquierdo Mora	Luis	A	21,000	21,000	—	—	—
Jaskille Erdmann	Francisco	M	1,000	375	625	351	273
Jimenez Amadeo	Frances Ann		5,000	5,000	—	—	—
Jimenez Barreras	Jose	L	4,500	767	3,733	718	3,015
Jimenez Ferreira	Casey		571	571	—	—	—
Jimenez Ferreira	Doriam		571	571	—	—	—
Jimenez Ferreira	Pavel		571	571	—	—	—
Jimenez Garcia	Jose	C	1,000	1,000	—	—	—
Jimenez Lopez.	Roberto		33,000	11,282	21,718	—	21,718
Jimenez Melendez	Maria	S	2,279	2,279	—	—	—
Jimenez Melendez	Maria De L		2,279	2,279	—	—	—
Jimenez Melendez	Pablo	F	2,278	2,278	—	—	—
Jimenez Melendez	Teresa		2,279	855	1,424	801	623
Jimenez Mercado	Juan	F	5,000	5,000	—	—	—
Jimenez Noboa	Dora	L	571	571	—	—	—
Jimenez Rodriguez	Juan		1,013	1,013	—	—	—
Jimenez San Miguel	Jose	A	6,000	2,051	3,949	—	3,949
Jimenez Santoni	Jose	J	1,709	1,709	—	—	—
Jimenez Santoni	Lirio	M	1,710	1,710	—	—	—
Jimenez Santoni	Salvador	A	1,709	1,709	—	—	—
Joglar Cacho	Edgardo		2,051	2,051	—	—	—
Joglar Irizarry	Fernando	L	3,000	389	2,611	364	2,247
Joglar Irizarry	Nilda	M	1,026	389	637	364	273
Jorge A Meaux Pereda &
Myriam Concepción
Mejias			1,700	638	1,062	598	465
Juarbe Santos	Charles		1,013	380	633	356	277
Julia De Hernandez	Carmen		1,800	887	913	831	82
Jurado Perez.	Juan	A	2,000	750	1,250	703	547
Justiniano Diaz	Raul	T	16,410	16,410	—	—	—
Justiniano Justiniano	Eric		2,000	521	1,479	488	991
Kareh Cordero	Pedro	M	1,026	1,026	—	—	—
Kerr Selgas	David	E	2,000	892	1,108	835	273
Kindy Schrock	Paul	E	5,000	5,000	—	—	—
Kutcher Olivo	Roberto		1,026	1,026	—	—	—
Laborde	Ida		1,688	633	1,055	593	461
Laboy Figueroa	Ernesto	R	4,026	4,026	—	—	—
Laboy Ramos	Vicente		1,000	1,000	—	—	—
Laguillo Torres	Edgardo	R	12,000	1,910	10,090	1,789	8,301
Landrau Moreno	Moraima		6,000	2,051	3,949	—	3,949
Landron Delgado	Adeline	I	8,305	3,724	4,581	3,488	1,093

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Landron Guardiola	Jose		5,000	5,000	—	—	—
Lang	Enid	M	6,154	2,309	3,845	2,163	1,682
Lao Sam	Florencio		3,000	3,000	—	—	—
Laracuente Vazquez	Pedro		1,013	1,013	—	—	—
Lasala Aleman.	Javier		4,000	4,000	—	—	—
Lasala Rois.	Victoria		2,000	2,000	—	—	—
Lastra Calderon	Pedro	L	1,000	1,000	—	—	—
Latimer Arzuaga	Carlos		1,026	385	641	361	280
Latimer Perez	Jose	R	6,000	2,251	3,749	2,109	1,640
Latoni Cabanillas	David		5,064	5,064	—	—	—
Lavergne Romano	Jeannette		1,709	1,709	—	—	—
Lavergne Romano	Marcelle	E	1,709	1,709	—	—	—
Lavergne Romano	Yvette	M	1,710	1,710	—	—	—
Lazaro Garcia	Pedro		6,000	2,251	3,749	2,109	1,640
Lazzarini Lugo	Sigfrido		9,000	6,038	2,962	—	2,962
Lebron De Sanz	Benicia		1,000	1,000	—	—	—
Lebron Laborde	Alexis	J	1,000	1,000	—	—	—
Lebron Mazon	Luis	D	7,179	2,694	4,485	2,523	1,962
Lebron Roman Retirement
Plan			6,154	2,309	3,845	2,163	1,682
Leon Garcia De Fernandez	Ana	M	4,577	4,577	—	—	—
Lespier Santiago	Isolina		3,500	1,507	1,993	1,412	581
Lespier Santiago	Rosa	E	5,064	5,064	—	—	—
Levy Anduze	Alicia		4,250	4,250	—	—	—
Levy Anduze	Elaine	M	4,250	4,250	—	—	—
Liaño Mera	Angel Luis		1,000	375	625	351	273
Lightbourn	Evelyn		18,090	9,116	8,974	—	8,974
Lima Quiñones	Fernando	B	5,128	2,083	3,045	1,952	1,093
Lima Quiñones	Jose	T	5,000	2,564	2,436	2,401	35
Lima Quiñones	Maria De	L	5,128	1,924	3,204	1,802	1,401
Lima Quiñones	Maria Del	C	5,128	2,366	2,762	2,216	547
Linares Castro	Maximino		1,026	1,026	—	—	—
Lizardo Vidal	Francis		16,000	16,000	—	—	—
Llado Gonzalez	Ivan Jose		5,000	5,000	—	—	—
Llavona Folguera	Alexia	T	3,600	3,600	—	—	—
Llavona Folguera	Angel	M	3,600	3,600	—	—	—
Llavona Folguera	Frances	J	3,600	3,600	—	—	—
Llobet Caldeyro	Ramon	E	15,000	5,128	9,872	—	9,872
Llompart Garcia	Juan		21,000	21,000	—	—	—
Llompart Zeno	Juan		1,000	1,000	—	—	—
Llop Dapena	Jose	R	1,026	1,026	—	—	—
Llorens Perez	Santiago		1,000	1,000	—	—	—
Lluberas Gonzalez	Arturo	F	1,013	380	633	356	277
Lluberas Gonzalez	Lourdes	T	1,000	375	625	351	273
Lluberas Gonzalez	Wilma	M	1,000	375	625	351	273

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Lluberas Ortiz	Arturo	F	12,128	4,180	7,948	3,916	4,032
Longo Cordero	Rafael		16,000	16,000	—	—	—
Longo Rodriguez	Fernando	L	2,000	2,000	—	—	—
Lopez Bauza	Ana	M	1,026	1,026	—	—	—
Lopez Bauza	Jose	H	1,026	385	641	361	280
Lopez Bauza	Juan	R	1,026	1,026	—	—	—
Lopez Bauza	Rafael	J	1,000	1,000	—	—	—
Lopez Bonelli	Manuel	J	3,077	3,077	—	—	—
Lopez Bonelli	Pedro	R	3,077	1,155	1,922	1,082	841
Lopez Busquets	Roberto	H	18,000	3,420	14,580	3,204	11,376
Lopez Castañon	Luis		9,000	9,000	—	—	—
Lopez De Victoria Vicario	Manuel	A	5,032	5,032	—	—	—
Lopez Diaz	Michelle		3,077	1,155	1,922	1,082	841
Lopez Enriquez	Alberto	T	10,128	10,128	—	—	—
Lopez Enriquez	Edrick	D	2,487	192	2,295	180	2,114
Lopez Enriquez	Reynold		5,000	5,000	—	—	—
Lopez Erquicia	Maria	T	18,000	6,154	11,846	—	11,846
Lopez Hernandez	Wilfredo		4,000	2,026	1,974	—	1,974
Lopez Marquez	Jose	L	2,051	2,051	—	—	—
Lopez Nieves	Myrna	I	2,000	2,000	—	—	—
Lopez Poueymirou	Waldo	E	9,115	9,115	—	—	—
Lopez Rodriguez	Edgardo		1,026	1,026	—	—	—
Lopez Rodriguez	Jose	E	12,000	6,077	5,923	—	5,923
Lopez Sanchez	Luis	A	1,026	1,026	—	—	—
Lopez Schechter	Hilda		5,064	1,900	3,164	1,780	1,384
Lopez Somolinos	Carlos		9,000	9,000	—	—	—
Lopez Velez	Leslie	H	8,500	8,500	—	—	—
Lores Suarez	Manuel	E	3,000	1,026	1,974	—	1,974
Loubriel Jimenez	Marietta		5,128	5,128	—	—	—
Loyola Negroni	Santiago	L	9,231	9,231	—	—	—
Lugo D’Acosta	Samuel		6,000	6,000	—	—	—
Lugo Lopez	Edgard		3,000	1,026	1,974	—	1,974
Lugo Santos	Nelson		342	342	—	—	—
Lugo Santos	Raul	N	342	128	214	120	93
Lugo Santos	Raul	N	10,256	3,848	6,408	3,605	2,803
Luiggi Calcerrada	Milagros		1,026	459	567	430	137
Luis Antonio Viñas Sorba
Childrens Trust			21,000	7,880	13,120	7,381	5,739
Luna Celorio	Jeannette		3,000	1,026	1,974	—	1,974
Luna Flores	Luis	A	2,013	755	1,258	708	550
Madrazo Henkel	Arthur	J	2,564	2,564	—	—	—
Madrazo Henkel	Eileen		2,564	2,564	—	—	—
Maeso Schroder	Andres		9,000	3,377	5,623	3,163	2,459
Maestre Grau	Barbara		16,184	6,804	9,380	6,374	3,006
Maestre Grau	Federico	A	2,677	1,004	1,673	941	732

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Maestre Grau	Jaime		2,677	2,677	—	—	—
Magraner Suarez	Miguel		4,000	976	3,024	914	2,111
Malaret Gonzalez	Hiram		1,026	385	641	361	280
Malaret Ponce De Leon	German	E	16,205	6,081	10,124	5,696	4,428
Malave Gomez	Angel	B	6,115	2,295	3,820	2,149	1,671
Maldonado Acevedo	Carlos	I	1,009	1,009	—	—	—
Maldonado Alejandro	Julia	H	1,026	1,026	—	—	—
Maldonado Cortes	Jose Miguel		1,026	1,026	—	—	—
Maldonado Gonzalez	Antonio		5,000	5,000	—	—	—
Maldonado Guzman	Carlos	N	21,000	21,000	—	—	—
Maldonado Lopez	Alinda		1,026	1,026	—	—	—
Maldonado Lopez	Hector		3,000	459	2,541	430	2,111
Maldonado Moll	Jose	F	67	67	—	—	—
Maldonado Moll	Luis	R	68	68	—	—	—
Maldonado Moll	Olga	O	67	67	—	—	—
Maldonado Moll	Vilma	L	68	68	—	—	—
Maldonado Moll	Jaime	L	66	25	41	23	18
Maldonado Rodriguez	Miguel	A	2,051	2,051	—	—	—
Marcano Marcano	Rafael	A	2,000	2,000	—	—	—
Marchand Boneta	Juan	R	10,623	10,623	—	—	—
Marchand Quintero	Arturo	E	10,000	1,900	8,100	1,780	6,320
Marchand Quintero	Ivonne		3,540	3,540	—	—	—
Marchand Quintero	Juan	R	3,540	3,540	—	—	—
Marcial Burgos	Victor	A	42,000	21,269	20,731	—	20,731
Marcial Rojas	Raul	A	2,013	2,013	—	—	—
Marcial Seoane	Alodia	T	1,000	1,000	—	—	—
Marcial Seoane	Ana	R	1,000	502	498	470	27
Marcial Seoane	Manuel	A	2,000	1,019	981	954	27
Margarida	Carlos	J	12,240	12,003	237	—	237
Margenat Perez	Yolanda		2,051	1,055	996	989	7
Marin Rullan	Mimosa		26,359	9,891	16,468	9,265	7,203
Marini Mir	Luis	A	1,000	375	625	351	273
Marini Roman	Grace	A	1,013	1,013	—	—	—
Marino Rodriguez	Ingrid		1,026	459	567	430	137
Marques Goyco	Cecile		1,000	1,000	—	—	—
Marques Mera	Bernardo	J	2,000	2,000	—	—	—
Marquez Hernandez	Armando	J	1,000	1,000	—	—	—
Marquez Hiraldo	Carmen	M	2,000	2,000	—	—	—
Marrero Luna	Hector	R	1,000	375	625	351	273
Marrero Perez	Gil	M	1,026	1,026	—	—	—
Marrero Porrata Doria	Ivan	F	1,026	385	641	361	280
Martell Ramos	Frank		3,000	755	2,245	708	1,537
Marti Caloca	Ivette	M	1,539	1,539	—	—	—
Marti Caloca	Jose	J	1,539	1,539	—	—	—
Marti Caloca	Juan	M	1,539	1,539	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Marti Nuñez	Rafael		27,000	9,231	17,769	—	17,769
Martin Casals	Aurelio		2,026	2,026	—	—	—
Martinez George	Jorge	L	1,000	1,000	—	—	—
Martinez Irizarry	Lorenzo		8,900	4,581	4,319	4,291	27
Martinez Martinez	Evelyn		2,000	2,000	—	—	—
Martinez Morales	Hugo	E	3,000	1,026	1,974	—	1,974
Martinez Perez	Rosendo		12,154	12,154	—	—	—
Martinez Rodriguez	Hugo		6,077	6,077	—	—	—
Martinez Sandin	Hugo	E	5,000	5,000	—	—	—
Martinez Santana	Lydia	E	1,000	1,000	—	—	—
Martinez Villafañe	Hector		17,218	17,218	—	—	—
Marty Laracuente	Emilio		1,000	1,000	—	—	—
Matos Malave	Jose	G	1,000	1,000	—	—	—
Matos Munera	Carlos	R	750	352	398	330	68
Matta De Juan	Belisario		2,000	750	1,250	703	547
Mattei Santiago	Eduardo		15,000	15,000	—	—	—
Mattos Nieves	Angel	M	6,038	6,038	—	—	—
Maymi Pagan.	Gilberto		9,000	9,000	—	—	—
Mayo Suarez	Teodoro		1,026	1,026	—	—	—
Mayol Bracero	Eduardo		1,800	788	1,012	738	273
Mayol Serrano	Pedro	M	2,000	1,013	987	—	987
Mayoral Bigas	Jorge		16,000	6,004	9,996	5,624	4,372
Mcconnie Garcia	Maria	M	7,000	3,332	3,668	3,121	547
Mcconnie Garcia	Teresita	I	7,000	3,332	3,668	3,121	547
Mediavilla Carde	Carmen	L	3,000	385	2,615	361	2,254
Medina Tollinche	Jose	T	4,615	4,615	—	—	—
Medina Torres	Angel	R	5,000	5,000	—	—	—
Menchaca Martinez	Juan	A	1,000	375	625	351	273
Mendez Beauchamp	Victor	M	9,058	4,104	4,954	3,845	1,109
Mendez Rivera	Carmen	I	2,000	1,013	987	—	987
Mendez Rivera	Zenaida		4,000	2,026	1,974	—	1,974
Mendoza Ortiz	Juan	A	1,000	1,000	—	—	—
Mendoza Tesson	Mario	R	6,000	6,000	—	—	—
Mendoza Vallejo	Adalberto		1,000	1,000	—	—	—
Mennonite General
Hospital			6,000	6,000	—	—	—
Mercado Jimenez	Hiram		12,000	4,102	7,898	—	7,898
Merlos Chicharro	Pascual		1,026	1,026	—	—	—
Micheo Martinez	William	F	3,000	1,026	1,974	—	1,974
Milan Amadeo	Jose	E	12,500	5,096	7,404	—	7,404
Milton & Olga Alvarez Ttees
The Alvarez Revocable
Trust			5,000	5,000	—	—	—
Mimoso Nuñez	Jose	J	1,026	1,026	—	—	—
Mirabal Rodriguez	Brenda		3,000	3,000	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Mirabal Rodriguez	Eduardo		3,000	3,000	—	—	—
Miranda Ferrer	Manuel		11,000	11,000	—	—	—
Miranda Miranda	Hector	J	11,000	5,679	5,321	5,320	—
Miranda Ramirez	Fernando		1,951	1,951	—	—	—
Miranda Rivera	Agapito		4,000	4,000	—	—	—
Miranda Rivera	Jose	R	1,000	1,000	—	—	—
Miranda Rivera	Manuel	N	11,000	11,000	—	—	—
Miranda Rodriguez	Ada	S	2,000	2,000	—	—	—
Miranda Santiago	Valmin		5,000	5,000	—	—	—
Miro Sotomayor	Pedro	A	2,013	2,013	—	—	—
Mocoroa De Roman	Elena		3,000	1,026	1,974	—	1,974
Modesti Tañon	Ney		12,000	2,714	9,286	2,543	6,743
Molina Adame	Clara		3,000	1,026	1,974	—	1,974
Molina Mieses	Jose	E	6,146	6,146	—	—	—
Moll Irizarry	Jaime	A	333	333	—	—	—
Moll Irizarry	Miriam	G	333	333	—	—	—
Monserrate Costa	Salomon	A	2,000	750	1,250	703	547
Montalvo Fabrellas	Eladio	F	5,000	2,158	2,842	2,022	820
Montalvo Mafuz	Gilda		2,275	2,275	—	—	—
Montalvo Mafuz	Gilda		3,051	1,152	1,899	1,079	820
Montalvo Mafuz	Ivonne		2,276	2,276	—	—	—
Montalvo Mafuz	Ivonne		3,051	3,051	—	—	—
Montalvo Marrero	Jose	C	3,000	2,013	987	—	987
Montes Burgos	Gloria	M	2,036	2,036	—	—	—
Montes Ruiz	Juan		2,500	1,220	1,280	1,143	137
Montilla Amy	Eduardo		5,000	5,000	—	—	—
Montilla Lopez	Fernando	J	21,000	21,000	—	—	—
Morales Cabranes	Manuel	C	2,000	1,004	996	941	55
Morales Carrasquillo	Ana	M	1,166	438	728	410	319
Morales Carrasquillo	Maria	V	1,166	438	728	410	319
Morales Carrasquillo	Jose	R	6,157	3,038	3,119	2,846	273
Morales Carrasquillo	Pablo	F	1,167	1,167	—	—	—
Morales Carrasquillo	Pablo		6,000	2,957	3,043	2,770	273
Morales Del Valle	Norma	I	6,077	6,077	—	—	—
Morales Lopez	Irma	I	3,000	1,026	1,974	—	1,974
Morales Otero	Luis	A	5,064	1,900	3,164	1,780	1,384
Morales Rivera	Hector	R	27,000	9,231	17,769	—	17,769
Morell Muñoz	Rafael	O	2,051	770	1,281	721	560
Moret Quesada	Rodney		3,000	1,026	1,974	—	1,974
Mulero Diaz	Manuela	M	1,519	711	808	666	142
Mulero Diaz	Maria	A	1,519	570	949	534	415
Mulero Diaz	Maria	D	3,000	570	2,430	534	1,896
Mulero Diaz	Rosa Maria Ines		1,520	644	876	603	273
Mulero Fernandez	Jose	A	6,000	6,000	—	—	—
Mulero Jimenez	Ricardo		2,051	2,051	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Muñiz Echevarria	Oscar		1,000	375	625	351	273
Muñiz Vega	Radames		21,000	7,880	13,120	7,381	5,739
Muñoz Bermudez	Armando	L	2,000	2,000	—	—	—
Muñoz Busquets	Jose	R	1,000	375	625	351	273
Muñoz Candelario	Aurea	I	5,128	5,128	—	—	—
Muñoz Dones	Eloisa		5,000	5,000	—	—	—
Muñoz Mas	Ivette	S	4,274	4,274	—	—	—
Muñoz Mattei	Jorge	C	10,128	10,128	—	—	—
Muñoz Mattei	Jose	R	21,000	21,000	—	—	—
Muñoz Melendez	Carlos	A	20,512	7,697	12,815	7,210	5,605
Muñoz Rodriguez	Carlos	M	1,000	1,000	—	—	—
Muñoz Zayas	Roberto		23,189	21,269	1,920	—	1,920
Murcia Valcarcel	Francisco		6,000	2,816	3,184	2,638	547
Naim Cobti.	Wadih		1,026	1,026	—	—	—
Naredo Villar	Manuel		1,026	385	641	361	280
Navarro Porrata	Ana	A	12,000	12,000	—	—	—
Nazario Lopez	Hector	A	1,026	456	570	427	144
Nazario Perez	Ruben		51,000	17,435	33,565	—	33,565
Negron	Marlann		9,000	9,000	—	—	—
Negron Vazquez	Doralma	E	1,000	1,000	—	—	—
Nevarez Marrero	Juan	A	2,000	1,013	987	—	987
Nido Lanausse	Roque	C	3,000	1,026	1,974	—	1,974
Nido Stella	Roque	C	16,179	6,943	9,236	6,504	2,733
Nieves Diaz	Gil	A	2,000	2,000	—	—	—
Nieves Diaz	Higinio		2,000	452	1,548	424	1,124
Nieves Roman	Edward		3,000	1,026	1,974	—	1,974
Nigaglioni Loyola	Adan		6,000	6,000	—	—	—
Niggemann Zayas	Enrique	C	2,051	2,051	—	—	—
Nina De La Rosa	Emiliano		1,000	375	625	351	273
Noriega De Quintero	Elizabeth		2,026	2,026	—	—	—
Norma D Ferrer Trust			9,400	9,400	—	—	—
Noya Gonzalez	Carlos	J	1,000	1,000	—	—	—
Noya Murati	Laura		8,000	8,000	—	—	—
Nuñez Bautista	Nelson		1,000	1,000	—	—	—
Nuñez Lopez	Jose	A	2,051	2,051	—	—	—
Ocasio Cabrera	Karen	M	3,015	3,015	—	—	—
Ocasio Cabrera	Katia	M	3,015	1,131	1,884	1,060	824
Ocasio Cabrera	Kermell		5,047	2,317	2,730	2,171	559
Ocasio Cabrera	Kim	N	7,820	1,895	5,925	1,775	4,149
Ocasio Tascon	Javier	A	2,051	988	1,063	926	137
Olivencia Rabell	Humberto		4,000	2,026	1,974	—	1,974
Oms Loyola	Luis	J	2,000	2,000	—	—	—
O’Neill O’Neill	Carmen Ana		3,000	1,026	1,974	—	1,974
Oquendo Cabrera	Angel		1,000	1,000	—	—	—
Orea Vela	Juana		1,000	375	625	351	273

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Orobitg Brenes	Francisco	J	21,000	8,585	12,415	8,042	4,372
Oronoz Mendez	Joaquin		2,000	2,000	—	—	—
Orozco Bonnin	Pilar		10,000	10,000	—	—	—
Orraca Sanchez	Guillermo	E	1,026	1,026	—	—	—
Ortega Perez	Jose	L	1,000	1,000	—	—	—
Ortega Torres	Leticia		1,013	1,013	—	—	—
Ortega Torres	Maximino	R	2,000	2,000	—	—	—
Ortega Velez	Jose	M	5,128	5,128	—	—	—
Ortiz Camacho	Martin		1,000	1,000	—	—	—
Ortiz Cerezo	Armando	L	7,000	7,000	—	—	—
Ortiz Cerezo	Pablo	A	2,000	2,000	—	—	—
Ortiz Cintron	Winston	R	3,000	385	2,615	361	2,254
Ortiz Cruz	Jose	L	1,013	380	633	356	277
Ortiz Espada	Carlos	A	6,000	6,000	—	—	—
Ortiz Martinez	Edris	J	2,051	2,051	—	—	—
Ortiz Matos	Edgardo	J	5,000	5,000	—	—	—
Ortiz Matos	Grace		3,000	1,126	1,874	1,054	820
Ortiz Mcwilliams	Julio	A	2,000	1,013	987	—	987
Ortiz Pagan	Marta	R	1,000	1,000	—	—	—
Ortiz Quiñones	Julio	A	8,166	8,166	—	—	—
Ortiz Ricard	Enid		5,000	5,000	—	—	—
Ortiz Rosado	Jose	A	2,000	467	1,533	437	1,096
Ortiz Sanchez	Miguel	A	5,000	5,000	—	—	—
Ortiz Sancho	Rayda	E	3,000	1,026	1,974	—	1,974
Ortiz Serrano	Anneliese	E	7,180	7,180	—	—	—
Ortiz Serrano	Ivette De Los A		7,179	7,179	—	—	—
Ortiz Serrano	Wilma	I	7,179	7,179	—	—	—
Otaño Davila	Manuel	E	2,000	2,000	—	—	—
Otero Rodriguez	Carlos	R	6,154	2,309	3,845	2,163	1,682
Otero Viera	Angel	M	9,000	4,064	4,936	—	4,936
Otero Viera	Carlos	A	2,026	2,026	—	—	—
Otero Viera	Jose	A	4,051	4,051	—	—	—
Owen Bischoff	Clayton	E	5,000	5,000	—	—	—
Oyola Nieves	Edna		5,000	2,229	2,771	2,088	683
Pablos Duclerc	Diego		3,000	1,026	1,974	—	1,974
Pabon Vega	Angela	I	2,000	2,000	—	—	—
Pabon Vega	Hector	E	2,000	2,000	—	—	—
Pabon Vega	Maria Del
	Pilar		2,000	2,000	—	—	—
Pacheco Vazquez	Roberto		1,000	375	625	351	273
Padial Delgado	Luis	H	15,000	5,128	9,872	—	9,872
Padilla Comas	Alma	L	1,000	1,000	—	—	—
Padilla De Choudens	Santiago		6,154	2,754	3,400	2,580	820
Padilla Mendoza	Jose	S	21,000	21,000	—	—	—
Padilla Rosa	Eliud		5,000	5,000	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Padin Virella	Jose	D	1,026	1,026	—	—	—
Pagan Agostini	Walter		5,026	1,886	3,140	1,767	1,373
Pagan Ayala	Benjamin		2,038	2,038	—	—	—
Pagan Colon	Rafael	A	1,026	1,026	—	—	—
Pagan Gonzalez	Benjamin	P	2,013	2,013	—	—	—
Pagan Ortiz	Myrna		6,154	2,743	3,411	2,570	841
Pagani Diaz	Wilfredo		1,000	1,000	—	—	—
Pales Aguilo	Joaquin	R	5,000	5,000	—	—	—
Paravisini Figueroa	Ferdinand		1,500	1,500	—	—	—
Paravisini Figueroa	Jean	J	1,500	1,500	—	—	—
Paravisini Figueroa	Liliana		1,500	1,500	—	—	—
Paravisini Figueroa	Patricia	E	1,500	1,500	—	—	—
Parjus Chidiac	Hector	N	1,000	1,000	—	—	—
Parra Montes	Raymond	M	5,000	5,000	—	—	—
Pasarell Juliao	Enrique		1,000	1,000	—	—	—
Pasarell Ventura	Margarita		18,000	18,000	—	—	—
Passalacqua Rodriguez	Fernando		15,500	6,451	9,049	6,043	3,006
Passalacqua Rodriguez	Jose	R	5,833	2,193	3,640	2,055	1,585
Patron Perez	Daniel		3,000	3,000	—	—	—
Pavia Villamil	Antonio		21,000	21,000	—	—	—
Pedro Monzon Melendez &
Carmen S Ruiz
Sotomayor			11,282	11,282	—	—	—
Peguero Bodden	Digno	J	5,000	5,000	—	—	—
Peña Alvarado	Zaida		3,000	1,026	1,974	—	1,974
Perez Arzola	Miguel		9,115	9,115	—	—	—
Perez Caban	Wilfredo		5,000	5,000	—	—	—
Perez Cardona	Carlos	V	6,026	2,406	3,620	2,254	1,366
Perez Diaz	Carlos	A	21,269	21,269	—	—	—
Perez Guadalupe	Marisol	C	1,000	1,000	—	—	—
Perez Llorens	Ibrahim		5,000	5,000	—	—	—
Perez Lopez	Cielomar		10,000	5,064	4,936	—	4,936
Perez Martinez	Rafael		1,006	377	629	354	275
Perez Marzan	Julia	M	1,026	1,026	—	—	—
Perez Ojeda	Raul	A	9,000	9,000	—	—	—
Perez Ortiz	Domingo		16,032	16,000	32	—	32
Perez Prieto	Manuel		6,000	6,000	—	—	—
Perez Roig	Manuel		15,000	15,000	—	—	—
Perez Villamil	Ralph		1,000	1,000	—	—	—
Perez Vivas	Hector	F	25,000	7,899	17,101	7,399	9,702
Pesquera Garcia	Jose	R	1,000	375	625	351	273
Petrovich Monllor	Diana		11,141	4,180	6,961	3,916	3,045
Pico Alonso	Carmen		1,333	1,333	—	—	—
Pico Alonso	Guillermo		1,334	1,334	—	—	—
Pico Muñoz	Guillermo		6,363	6,363	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Pico Muñoz	Jaime	A	6,363	6,363	—	—	—
Pijem Garcia	Jesus	E	2,000	2,000	—	—	—
Piñeiro Carrero	Victor	M	30,000	3,848	26,152	3,605	22,547
Piovanetti Keelan	Yvette	L	17,051	7,111	9,940	6,661	3,279
Piovanetti Pietri	Jose	E	4,000	2,026	1,974	—	1,974
Pizarro Sevilla	Mercedes		9,000	3,077	5,923	—	5,923
Planell Porrata	Carlos		2,000	2,000	—	—	—
Polanco Rivera	Jose	E	5,064	5,064	—	—	—
Portalatin Cruz	Ruben		6,000	2,051	3,949	—	3,949
Portela Rodriguez	Ramon	M	2,000	2,000	—	—	—
Pou Lines	Angel	E	5,000	5,000	—	—	—
Poventud Tristani	Maria	R	12,307	5,253	7,054	4,921	2,133
Preston Giusti	Maria	E	5,000	5,000	—	—	—
Prieto Alustiza	Jose	R	1,000	1,000	—	—	—
Principe Lopez	Jorge	L	2,051	770	1,281	721	560
Puebla Melon.	Bernardo	A	5,000	2,299	2,701	2,154	547
Pujadas De Mauret	Annette	V	820	820	—	—	—
Pujadas De Mauret	Antonio		820	820	—	—	—
Pujadas De Mauret	Desiree		820	308	512	288	224
Pujadas Rifas	Manuel		820	308	512	288	224
Quevedo Bonilla	Gerardo		8,102	3,040	5,062	2,848	2,214
Quiles Lugo	Manuel	A	3,000	1,026	1,974	—	1,974
Quincoces Hernandez	Orlando		5,064	1,900	3,164	1,780	1,384
Quiñones Jimenez	Frank		5,000	5,000	—	—	—
Quiñones Nieves	Benjamin		6,000	2,051	3,949	—	3,949
Quiñones Segarra	Jose	G	9,000	3,377	5,623	3,163	2,459
Quiñones Whitmore	Gerardo	D	1,000	481	519	451	68
Quintana	Dennis	J	1,500	633	867	593	273
Quintana	Lloyd	C	2,500	938	1,562	879	683
Quintana Irazola	Humberto		3,000	1,026	1,974	—	1,974
Quintero Aguilo	Mario	E	3,000	3,000	—	—	—
Quintero Alfaro	Jose	E	9,115	9,115	—	—	—
Quintero Morales	Braulio		1,026	385	641	361	280
Quintero Noriega	Jose	E	1,013	1,013	—	—	—
Quiros Santiago	Lida	E	21,000	7,880	13,120	7,381	5,739
Ramirez Ariza	Manuel	J	6,000	6,000	—	—	—
Ramirez Bates	Anita	M	5,641	5,641	—	—	—
Ramirez Busigo	Erick	L	2,000	380	1,620	356	1,264
Ramirez Carmoega	Mario	R	21,000	21,000	—	—	—
Ramirez De Arellano	Sergio	R	6,000	6,000	—	—	—
Ramirez Garcia	Joaquin	A	1,000	1,000	—	—	—
Ramirez Gonzalez	Carlos	E	1,006	1,006	—	—	—
Ramirez Jimenez	Aurea	S	5,000	2,229	2,771	2,088	683
Ramirez Lebron	Janice		9,231	9,231	—	—	—
Ramirez Lorenzo	Humberto		1,026	1,026	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Ramirez Martinez	Jose	R	2,474	500	1,974	—	1,974
Ramirez Ortiz	Jose	M	9,000	9,000	—	—	—
Ramirez Perez	Dennis	M	1,880	1,880	—	—	—
Ramirez Perez	Harvey	E	1,880	1,880	—	—	—
Ramirez Perez	Warren	J	1,881	706	1,175	661	514
Ramirez Ramirez	Jorge	J	18,000	4,063	13,937	3,806	10,130
Ramirez Ramirez	Ricardo		16,000	16,000	—	—	—
Ramirez Sanchez	Juan		9,231	9,231	—	—	—
Ramirez Silva	Amador		6,000	6,000	—	—	—
Ramirez Soto	Manuel		6,000	770	5,230	721	4,509
Ramirez Velez	David		3,000	385	2,615	361	2,254
Ramirez Weiser	Rafael	R	21,269	7,981	13,288	7,476	5,812
Ramos Barroso	Antonio		21,000	21,000	—	—	—
Ramos Casiano	Brenda		2,051	2,051	—	—	—
Ramos Cruz	Alberto		21,000	21,000	—	—	—
Ramos Ferreri	Luis	R	21,000	21,000	—	—	—
Ramos Gonzalez	Maria	D	9,231	9,231	—	—	—
Ramos Jimenez	Jose	A	3,140	3,140	—	—	—
Ramos Jimenez	Maria De R		4,912	4,912	—	—	—
Ramos Jimenez	Milagros		4,912	4,912	—	—	—
Ramos Marquez	Edwin		6,000	2,051	3,949	—	3,949
Ramos Perea	Carlos	D	1,026	1,026	—	—	—
Ramos Ruiz	Edwin		3,000	1,026	1,974	—	1,974
Ramos Santiago	Luis	B	6,000	2,251	3,749	2,109	1,640
Ramos Umpierre	Enrique		2,000	2,000	—	—	—
Raub Hernandez	Joseph	R	1,000	1,000	—	—	—
Reichard Zamora	Roger		21,272	21,272	—	—	—
Rengel Mosquera	Ricardo	E	6,000	6,000	—	—	—
Renta Rivera	Luis	G	1,026	385	641	361	280
Rentas Magaz	Luis		3,000	1,026	1,974	—	1,974
Reyes Laborde	Cesar		2,700	1,013	1,687	949	738
Reyes Laborde	Ida		1,709	641	1,068	601	467
Reyes Laborde	Jose		1,709	641	1,068	601	467
Reyes Laborde	Maritza		1,709	641	1,068	601	467
Reyes Laborde	Sylvia		1,709	641	1,068	601	467
Reyes Nieves	Elsa	D	2,051	2,051	—	—	—
Reyes Nieves	Felix	A	2,052	2,052	—	—	—
Reyes Nieves	Gloria	M	2,051	2,051	—	—	—
Reyes Nieves	Lidia	I	6,000	2,051	3,949	—	3,949
Reyes Nieves	Maria	T	2,051	2,051	—	—	—
Reyes Nieves	Pedro	M	2,051	2,051	—	—	—
Reyes Ortiz	Arnaldo		1,026	1,026	—	—	—
Reyes Rodriguez	Deyanira	M	684	684	—	—	—
Reyes Rodriguez	Eliot	H	684	684	—	—	—
Reyes Rodriguez	Yolanda	K	684	684	—	—	—

Last Name		First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Riefkohl Ramirez	Waldemar			5,032	1,888	3,144	1,769	1,375
Rios Roldan	Aida		M	5,000	5,000	—	—	—
Rios Rosa	Julio		D	21,000	21,000	—	—	—
Rivera Biascoechea	Zenon			1,013	1,013	—	—	—
Rivera Borges	Felix		M	6,000	2,251	3,749	2,109	1,640
Rivera Bracety	Ramon		D	5,000	5,000	—	—	—
Rivera Cecilio	Tiara			3,000	1,026	1,974	—	1,974
Rivera Chinchilla	Carlos		V	5,128	5,128	—	—	—
Rivera Del Rio	Jose		R	6,000	770	5,230	721	4,509
Rivera Gonzalez	Juan		E	2,000	2,000	—	—	—
Rivera Gutierrez	Alberto			10,128	10,128	—	—	—
Rivera Gutierrez	Manuel		Z	10,128	10,128	—	—	—
Rivera Iguina	Luis			2,051	770	1,281	721	560
Rivera Laboy	Angel		J	1,013	467	546	437	109
Rivera Mass	Enrique			1,000	375	625	351	273
Rivera Morales	Warren		C	1,000	1,000	—	—	—
Rivera Ofray	Crispulo			2,000	2,000	—	—	—
Rivera Perez.	Carlos		E	15,000	5,128	9,872	—	9,872
Rivera Rodriguez	Jose			5,000	1,876	3,124	1,757	1,366
Rivera Rodriguez	Laura			3,000	1,026	1,974	—	1,974
Rivera Rodriguez	Rodolfo			6,000	6,000	—	—	—
Rivera Sanfeliz	Anamirta		M	10,500	10,500	—	—	—
Rivera Sanfeliz	Maria		L	10,500	10,500	—	—	—
Rivera Umpierre	Agnes			750	750	—	—	—
Rivera Umpierre	Astrid			750	750	—	—	—
Rivera Umpierre	Enid			750	281	469	264	205
Rivera Umpierre	Frieda			750	750	—	—	—
Roach	Eileen		C	3,000	3,000	—	—	—
Robles Mercado	Roberto			12,872	3,000	9,872	—	9,872
Roca Franceschi	Diego			1,000	1,000	—	—	—
Rodriguez Acevedo	Rafael		A	1,026	1,026	—	—	—
Rodriguez Acosta	Juan		F	1,026	385	641	361	280
Rodriguez Alejandro	Agnes		M	5,667	5,667	—	—	—
Rodriguez Alejandro	Omar		E	5,666	5,666	—	—	—
Rodriguez Alejandro	Ovidio		M	5,667	5,667	—	—	—
Rodriguez Balasquide	Victor		M	4,000	1,501	2,499	1,406	1,093
Rodriguez Barroso	Jorge			3,000	1,026	1,974	—	1,974
Rodriguez Bermudez	Victor		M	1,000	375	625	351	273
Rodriguez Casanova	Luis		R	5,128	5,128	—	—	—
Rodriguez Cepeda	Aristides			5,000	2,441	2,559	2,286	273
Rodriguez Christensen	James		A	5,000	5,000	—	—	—
Rodriguez Colom	Jose		A	3,000	1,026	1,974	—	1,974
Rodriguez Diaz	Oscar		A	2,051	2,051	—	—	—
Rodriguez Fernandez	Hector		L	2,000	750	1,250	703	547
Rodriguez Fernandez	Jorge			6,000	2,051	3,949	—	3,949

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Rodriguez Frontera	Jose	G	11,022	5,115	5,907	4,792	1,115
Rodriguez Garcia	Jesus		6,000	6,000	—	—	—
Rodriguez Ginorio	Henry	A	2,000	380	1,620	356	1,264
Rodriguez Gomez	Jose		6,077	2,280	3,797	2,136	1,661
Rodriguez Gonzalez	Hilda	R	228	228	—	—	—
Rodriguez Gonzalez	Maria	B	228	228	—	—	—
Rodriguez Gonzalez	Benjamin		1,000	1,000	—	—	—
Rodriguez Hernandez	Luis	E	1,013	1,013	—	—	—
Rodriguez Irizarry	Jose	G	2,000	1,013	987	—	987
Rodriguez Luccas	Remy		6,000	6,000	—	—	—
Rodriguez Martinez	Hector		1,013	1,013	—	—	—
Rodriguez Martinez	Roberto		9,038	9,038	—	—	—
Rodriguez Morales	Gilberto		6,000	770	5,230	721	4,509
Rodriguez Nazario	Rafael	A	1,026	1,026	—	—	—
Rodriguez Olazagasti	Herman	A	9,115	9,115	—	—	—
Rodriguez Perez	David	T	10,256	3,848	6,408	3,605	2,803
Rodriguez Poventud	Alberto	S	4,000	513	3,487	480	3,007
Rodriguez Poventud	Roberto	C	1,367	1,367	—	—	—
Rodriguez Quiñones	Jose	A	5,000	5,000	—	—	—
Rodriguez Ramon	Andres		6,000	6,000	—	—	—
Rodriguez Ramos	Ramon		6,000	5,013	987	—	987
Rodriguez Rios	Manuel	A	15,000	5,128	9,872	—	9,872
Rodriguez Rivera	Rafael	A	100	38	62	35	27
Rodriguez Rivera	Gilberto	L	16,000	16,000	—	—	—
Rodriguez Rodriguez	Ernesto		2,000	2,000	—	—	—
Rodriguez Rodriguez	Julio	H	2,000	2,000	—	—	—
Rodriguez Rodriguez	Ramona		1,026	385	641	361	280
Rodriguez Rosa	Nidza	M	2,000	1,019	981	954	27
Rodriguez Ruiz	Jose	A	4,000	2,026	1,974	—	1,974
Rodriguez Segarra	Hector	M	9,115	9,115	—	—	—
Rodriguez Silva	Wilmer		15,192	6,715	8,477	6,291	2,186
Rodriguez Torres	Luis	N	2,000	2,000	—	—	—
Rodriguez Torres	Miguel	A	1,026	1,026	—	—	—
Rodriguez Vallecillo	Edgardo		4,020	2,026	1,994	—	1,994
Rodriguez Velez	Jose	A	1,026	1,026	—	—	—
Rojas Davis	Carlos		9,000	9,000	—	—	—
Rojas Diaz	Eli	S	9,000	9,000	—	—	—
Rojas Diaz	Fernando		5,000	5,000	—	—	—
Rojo Gaztambide	Julio	R	1,026	1,026	—	—	—
Rolon Rivera	Eduardo	J	2,038	765	1,273	716	557
Roman Carlo	Jose	C	1,026	385	641	361	280
Roman De Jesus	Jose	C	20,000	10,128	9,872	—	9,872
Roman Diaz	Ramiro		2,000	892	1,108	835	273
Roman Lopez	Maria	M	3,000	2,013	987	—	987
Roman Morales	Reinaldo	L	10,000	5,022	4,978	4,705	273

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Roman Orta	Maria	L	1,026	385	641	361	280
Roman Roca	Gil	M	2,000	2,000	—	—	—
Roman Velez	Angel		6,000	2,051	3,949	—	3,949
Romano Moore	Marcela		5,128	5,128	—	—	—
Romero Basso	Juan	L	42,000	7,981	34,019	7,476	26,543
Romero Perez	Carmen	A	2,000	2,000	—	—	—
Romero Veintidos	Iraida		2,000	2,000	—	—	—
Roques Ortiz	Eliseo		5,218	1,989	3,229	1,863	1,366
Rosa Martinez	Evelyn		5,128	5,128	—	—	—
Rosa Mendez	Elias	R	18,000	9,115	8,885	—	8,885
Rosa Perez	Cesar	E	21,000	21,000	—	—	—
Rosario Cardona	Regino		2,000	2,000	—	—	—
Rosario Sanchez	Francisco		5,000	5,000	—	—	—
Rosso Dominguez	Manuel	A	2,000	1,013	987	—	987
Roure Florit	Jose	A	48,000	16,410	31,590	—	31,590
Ruiz Cestero	Sarabel		5,000	1,918	3,082	1,797	1,284
Ruiz Cruz	Ismael		3,000	1,026	1,974	—	1,974
Ruiz Diaz	Nestor		1,000	1,000	—	—	—
Ruiz Lopez	Roberto		3,000	1,026	1,974	—	1,974
Ruiz Rodriguez	Jaime	F	5,128	5,128	—	—	—
Rullan Hryhorczuck	Pedro		3,000	385	2,615	361	2,254
Rullan Hryhorczuck	Johnny		10,000	3,752	6,248	3,515	2,733
Saade Schmidt	Alfredo	J	1,800	1,800	—	—	—
Saade Schmidt	Guillermo	J	1,800	1,800	—	—	—
Saade Schmidt	Jose	M	1,800	1,800	—	—	—
Saade Schmidt	Jose	P	1,800	915	885	857	27
Saade Schmidt	Rosalma		1,800	788	1,012	738	273
Saavedra Amador	Armando		5,128	5,128	—	—	—
Sabater Quintana	Amelia		10,000	1,900	8,100	1,780	6,320
Saez Fontany	Florencio		21,000	7,880	13,120	7,381	5,739
Sainz De La Peña Bauza	Diego		2,000	1,013	987	—	987
Sais	Carlos	J	21,154	7,938	13,216	7,436	5,781
Sala	Luis	F	21,000	7,179	13,821	—	13,821
Salamone Velilla	Lawrence	F	15,000	5,128	9,872	—	9,872
Saldaña Sepulveda	Jose	M	10,000	10,000	—	—	—
Salgado Rodriguez	Carlos	A	2,000	2,000	—	—	—
Salichs Sotomayor	Orlando		21,000	7,880	13,120	7,381	5,739
Sanabria Torres	Olga	T	3,000	457	2,543	428	2,114
Sanchez Borrero	Rene		2,000	2,000	—	—	—
Sanchez Colon	Jesus	R	11,828	380	11,448	356	11,092
Sanchez Longo	Luis	P	6,000	6,000	—	—	—
Sanchez Martinez	Rafael	A	5,000	5,000	—	—	—
Sanchez Ocasio	Jose	F	1,000	1,000	—	—	—
Sanchez Olmo	Ezequias		6,154	6,154	—	—	—
Sanchez Quiñones	Alberto	E	20,134	20,134	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Sanchez Rossetti	Jorge		6,000	2,051	3,949	—	3,949
Sanchez Valentin	Rafael	A	9,000	9,000	—	—	—
Santaella Pares	Gloria	M	6,154	6,154	—	—	—
Santana Morales	Sigfredo		6,000	2,051	3,949	—	3,949
Santiago Acevedo	Nancy		9,115	3,420	5,695	3,204	2,491
Santiago Alvarado	Jose	O	1,025	1,025	—	—	—
Santiago Alvarez	Jose	A	1,026	1,026	—	—	—
Santiago Correa	Pedro	O	9,000	9,000	—	—	—
Santiago De Lopez De
Victoria	Olvido		4,051	1,520	2,531	1,424	1,107
Santiago Diaz	Carlos	M	5,128	5,128	—	—	—
Santiago Martinez	Myrta		2,013	2,013	—	—	—
Santiago Perez	Dwight	M	14,000	14,000	—	—	—
Santoni Garcia	Lirio	B	5,128	5,128	—	—	—
Santos Fernandez	Julio	A	19,000	19,000	—	—	—
Santos Lebron	Iris	M	5,000	5,000	—	—	—
Santos Reyes	Hector	O	1,026	1,026	—	—	—
Santos Vazquez	Alberto	D	5,000	5,000	—	—	—
Sanz Gonzalez	Elias		12,000	12,000	—	—	—
Sanz Lebron	Carmen		2,000	1,013	987	—	987
Sarraga Audinot	Jose	A	21,000	21,000	—	—	—
Scarano Garcia	Carlos	F	8,102	8,102	—	—	—
Scarano Garcia	Jenaro		8,102	8,102	—	—	—
Scott Cora.	Ivadnia	E	5,384	2,020	3,364	1,892	1,471
Seda Ramirez.	Jesus		5,064	5,064	—	—	—
Segura Marquez	Kathleen	L	2,000	2,000	—	—	—
Segura Marquez	Mireya		2,000	2,000	—	—	—
Sein Siaca	Rafael		21,000	21,000	—	—	—
Señeriz Rodriguez	Rafael		2,000	2,000	—	—	—
Sepulveda Pellicier	Domingo		2,000	2,000	—	—	—
Serrano Gonzalez	Roberto		3,000	385	2,615	361	2,254
Serrano Millan.	Rosa	A	21,269	21,269	—	—	—
Shepard Baez	Jack		15,000	5,128	9,872	—	9,872
Sheplan Wolpert	Bruce	R	21,371	8,019	13,352	7,512	5,840
Sierra Acevedo	Olga	L	570	570	—	—	—
Sierra Garcia	Radames		5,000	5,000	—	—	—
Sierra Zorita	Radames		1,000	1,000	—	—	—
Sifre Rivera	Cecilia		855	321	534	301	234
Sifre Rivera	Juan	C	855	855	—	—	—
Sifre Rivera	Maria		855	321	534	301	234
Sifre Rivera	Nilda		855	321	534	301	234
Sifre Rivera	Ramon		855	855	—	—	—
Silva Bonar	Jose	M	5,064	5,064	—	—	—
Silva Iglecia	Antonio	R	1,000	1,000	—	—	—
Silva Rivera	Hector	L	1,025	385	640	360	280

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Snyder Calderon	Lawrence	J	5,000	5,000	—	—	—
Sojo Morales	Luis	A	1,000	1,000	—	—	—
Soler	Hiram	R	2,000	2,000	—	—	—
Sosa Padro	Maria De Los
	Angeles		5,064	2,474	2,590	2,317	273
Soto Assiego	Ana		5,500	5,500	—	—	—
Soto Balbas	Jose	L	500	500	—	—	—
Soto Balbas	Juan	B	500	500	—	—	—
Soto Balbas	Maria	A	500	500	—	—	—
Soto Balbas	Maria De L		500	500	—	—	—
Soto Gautier	Cesar		2,000	2,000	—	—	—
Soto Planas	David		2,051	2,051	—	—	—
Soto Sola	Jose	J	18,000	9,115	8,885	—	8,885
Soto Tapia	Edwin		10,000	5,064	4,936	—	4,936
Sotomayor	Zoilo	R	8,000	8,000	—	—	—
Sotomayor Sierra	Antonio		3,000	1,026	1,974	—	1,974
Sotomayor Sifontes	Iris	J	6,000	6,000	—	—	—
Sotomayor Vicenty	Carlos		10,000	5,064	4,936	—	4,936
St Edward Llc			11,000	4,128	6,872	3,866	3,006
Stacholy Hernandez	Pedro	A	2,000	2,000	—	—	—
Stella Arrillaga	Hector	R	2,000	2,000	—	—	—
Stella Perez	Edgar		5,000	5,000	—	—	—
Suarez Alejandro	Ana	D	4,000	761	3,239	712	2,527
Suarez Benitez	Ramon	M	16,000	16,000	—	—	—
Suarez Castro	Jose	E	23,000	21,026	1,974	—	1,974
Suasnavar Sandoval	Enio		1,026	1,026	—	—	—
Sucesion Carlos R Romaguera
Martinez			36,000	12,307	23,693	—	23,693
Suria Colon	Jorge	L	5,000	5,000	—	—	—
Surillo Feliciano	Santiago		10,026	10,026	—	—	—
Taffanelli Hernandez	Olga	M	1,026	1,026	—	—	—
Tañon Rodriguez	Rafael		2,051	2,051	—	—	—
Tavares Valle	Jose	A	10,128	4,524	5,604	4,238	1,366
The Luis A Tur Revocable
Living Trust			48,000	6,158	41,842	5,768	36,074
Timothee Rios	Miguel	A	21,000	7,880	13,120	7,381	5,739
Tirado Gracia	Raul		1,000	1,000	—	—	—
Tome Diaz	Jose	M	10,000	5,064	4,936	—	4,936
Toro Arsuaga	Rafael	A	2,000	750	1,250	703	547
Toro Font	Jose	A	21,000	21,000	—	—	—
Toro Green	Jaime		11,282	4,233	7,049	3,966	3,083
Toro Ramirez	Vanessa De L		2,000	2,000	—	—	—
Toro Torres	Pedro	M	2,026	2,026	—	—	—
Torre Nieves	Hector		10,256	10,256	—	—	—
Torrech Sierra	Manuel		1,026	1,026	—	—	—

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Torres Borges	Arturo	J	2,000	2,000	—	—	—
Torres Castro	Efrain		1,000	1,000	—	—	—
Torres Figueroa	William		1,026	1,026	—	—	—
Torres Machin	Arturo		10,000	10,000	—	—	—
Torres Maldonado	Jose	R	21,215	21,215	—	—	—
Torres Ramos	Jose	M	16,004	16,004	—	—	—
Torres Rivera	Rolando		1,006	1,006	—	—	—
Torres Rodriguez	Leonardo		12,307	12,307	—	—	—
Torres Rodriguez	Victor	M	10,000	5,064	4,936	—	4,936
Torres Vega	Jose	E	2,051	770	1,281	721	560
Torros Romeu	Salvador		2,000	2,000	—	—	—
Tossas Vega	Alberto		1,000	1,000	—	—	—
Trautmann Peters	Mark	E	5,064	5,064	—	—	—
Trinidad Vidalor	Rhadames		5,000	2,038	2,962	—	2,962
Trujillo Gerena	Providencia		513	194	319	182	137
Umpierre Zamora	Frieda		6,000	6,000	—	—	—
Urena Cruz	Miguel	A	3,000	3,000	—	—	—
Urrutia Santiago	Carlos	R	5,000	1,876	3,124	1,757	1,366
Valdes Melendez	Jorge		3,000	1,026	1,974	—	1,974
Valdes Menendez	Leoncio		10,000	1,900	8,100	1,780	6,320
Valdes Vaquero	Maritza	A	1,013	1,013	—	—	—
Van Daalen Badillo	Larry	J	6,000	3,038	2,962	—	2,962
Van Daalen Badillo	Marylin		2,000	962	1,038	901	137
Varela Fernandez	Alberto		5,000	5,000	—	—	—
Varela Rosa	Yolanda		1,026	1,026	—	—	—
Vargas Gonzalez	Oscar		10,000	5,064	4,936	—	4,936
Vargas Rivera	Abelardo		16,000	6,004	9,996	5,624	4,372
Vazquez Alvarez	Angel	M	1,000	1,000	—	—	—
Vazquez Cruz	Donald	J	345	345	—	—	—
Vazquez Garcia	Ivelisse		4,000	4,000	—	—	—
Vazquez Garcia	Jose	O	4,000	4,000	—	—	—
Vazquez Garcia	Maritza	M	4,000	4,000	—	—	—
Vazquez Matienzo	Lourdes		2,042	2,042	—	—	—
Vazquez Matienzo	Magda		345	345	—	—	—
Vazquez Matienzo	Sandra		345	345	—	—	—
Vazquez Ramil	Martha		1,026	1,026	—	—	—
Vega Cortes	Carlos	F	21,000	21,000	—	—	—
Vega Soto	Jose	R	6,000	6,000	—	—	—
Vega Torres	Janice De L		1,500	563	937	527	410
Vega Torres	Jose	I	1,500	704	796	659	137
Vega Torres	Rafael	A	1,500	669	831	626	205
Vega Torres	Wanda Del C		1,500	718	782	673	109
Vega Vidal	Mercedes		3,000	1,026	1,974	—	1,974
Vela Piñero	Rosendo	E	6,012	2,251	3,761	2,109	1,652
Velasco Santos	Jaime	L	6,000	5,013	987	—	987

Last Name	First Name	MI	Shares of Class B Beneficially Owned before this Offering	Shares of Class B Sold in this Offering	Shares of Class B Beneficially Owned after this Offering	Additional Shares of Class B to be Sold Assuming Full- Exercise of Over- Allotment Option	Shares of Class B Beneficially Owned after Full- Exercise of Over- Allotment Option
Velazquez Cabrera	Esther		2,038	911	1,127	854	273
Velazquez Ramon	Jorge	A	6,000	2,051	3,949	—	3,949
Velez Andujar	Wanda	G	5,000	5,000	—	—	—
Velez Delgado	Adali Efrain		3,000	1,026	1,974	—	1,974
Velez Nater	Luis	M	3,077	3,077	—	—	—
Velez Nater	Rafael	A	3,077	1,155	1,922	1,082	841
Velilla Iglesias	Manuel		2,000	2,000	—	—	—
Vendrell	Nancy	W	5,032	1,888	3,144	1,769	1,375
Vendrell Benito	Gerardo	J	3,019	3,019	—	—	—
Vendrell Benito	Margarita	M	2,000	2,000	—	—	—
Vendrell Benito	Pedro	J	9,000	1,155	7,845	1,082	6,764
Vendrell Martin	Jorge		5,032	1,888	3,144	1,769	1,375
Vendrell Martin	Pedro	J	1,500	1,006	494	—	494
Viana Santos	Cesar		1,026	516	510	483	27
Vicens Sastre	Enrique	A	21,000	9,855	11,145	9,232	1,913
Vidal Family Trust			5,000	5,000	—	—	—
Viera Castro	Hector	J	1,000	1,000	—	—	—
Vila Sotomayor	Guillermo	I	2,000	892	1,108	835	273
Vilar Porrata	Ismael		6,000	6,000	—	—	—
Vilaro Nelms	Charles	E	2,286	2,286	—	—	—
Vilaro Nelms	Gloria	E	2,286	2,286	—	—	—
Vilaro Nelms	James	F	2,286	2,286	—	—	—
Vilaro Nelms	Juan	R	2,286	2,286	—	—	—
Vilaro Nelms	Maria	L	2,285	2,285	—	—	—
Vilaro Nelms	Patricia	A	2,285	2,285	—	—	—
Vilaro Nelms	Paul	M	2,286	2,286	—	—	—
Villafañe Hernandez	Juan	A	1,006	1,006	—	—	—
Villanueva Arce	Jose	E	5,000	5,000	—	—	—
Vives Pagan	Juan	R	5,000	5,000	—	—	—
Vizcarrondo Pine	Michelle	M	3,080	1,167	1,913	1,094	819
Walsh Davila	Alberto		3,000	1,126	1,874	1,054	820
Walsh Davila	Carmen	R	3,000	3,000	—	—	—
Walsh Davila	Frances		3,000	1,126	1,874	1,054	820
Walsh Davila	Mercedes		3,000	1,126	1,874	1,054	820
Weeks	Maria	T	5,128	1,924	3,204	1,802	1,401
Wiltz Genova	Othon		2,000	750	1,250	703	547
Ysern Borras	Fernando	J	1,000	1,000	—	—	—
Yumet Chacon	Angel	M	12,240	5,351	6,889	5,012	1,877
Zayas Soto	Gladys	M	6,000	6,000	—	—	—
Zayas Toro	Ilia	E	1,026	1,026	—	—	—
Zegarra Paz	Myrna		1,000	1,000	—	—	—
Zerbi Ortiz	Alfonso		9,090	9,090	—	—	—
Zorrilla Lassus	Ramon		4,000	1,924	2,076	1,803	273
Total			7,675,554	5,400,368	2,275,186	810,055	1,465,131

SCHEDULE B

Underwriter	Number of Firm Securities
Credit Suisse Securities (USA) LLC	4,182,586
Wells Fargo Securities	730,669
Stifel, Nicolaus & Company, Incorporated	487,113
Total	5,400,368

SCHEDULE C

1.	General Use Free Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

[None.]

2.	Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

1.	The initial price to the public of the Offered Securities: $18.25 per share

2.	Total number of Firm Securities: 5,400,368 shares

3.	Total number of Optional Securities: 810,055 shares

4.	Total number of shares purchased by the Company in the Company Purchase: 1,000,000 shares

5.	The price paid by the Company for shares purchased in the Company Purchase: $18.25 per share

SCHEDULE H

Form of Lock-up Agreement

May ____, 2013
Triple-S Management Corporation
1441 F.D. Roosevelt Avenue
San Juan, Puerto Rico

The Representative (as such term is
defined in the Underwriting Agreement
referred to below)

Dear Sirs:

As an inducement to the Underwriters  to execute an underwriting agreement (the “Underwriting Agreement”), pursuant to which a public offering of the Class B common stock  (the “Securities”) of Triple-S Management Corporation, and any successor (by merger or otherwise) thereto (the “Company”) will be made, the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representative.  In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for, or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue to and include the date 180 days after the public offering date set forth on the final prospectus used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become parties; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless the Representative waives, in writing, such an extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Representative to the Company (in accordance with Section 11 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.  The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement.  Any Securities acquired by the undersigned in the open market will not be subject to this Agreement.  Any transfer of Securities pursuant to a gift may be made (including any transfer of Securities to a family member or trust), provided the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer and such transfer shall not involve a disposition for value.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if applicable), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned.  This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.  This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before December 31, 2013.  This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature Page Follows]

Very truly yours,

By:
Name:
Title:

By:
Spouse’s Name:

SCHEDULE I

Form of CFO and Controller Certificate

TRIPLE-S MANAGEMENT CORPORATION

Officers’ Certificate
May [●], 2013

Each of the undersigned, Amílcar L. Jordán, the duly appointed Chief Financial Officer of Triple-S Management Corporation, a Puerto Rico corporation (the “Company”), and Liliana Rivera, the duly appointed Corporate Controller of the Company, pursuant to Section 7(k) of the Underwriting Agreement (the “Underwriting Agreement”), dated May 16, 2013, among the Company, Ramón Ruiz-Comas, as Attorney-in-Fact of the Selling Shareholders listed on Schedule A thereto and Credit Suisse Securities (USA) LLC, as representative of the several Underwriters listed on Schedule B thereto, does hereby certify, based on his or her participation in the financial and accounting affairs of the Company, that:

1.
he or she is knowledgeable with respect to the accounting records and internal accounting practices, policies, procedures and controls of the Company and has responsibility for accounting matters with respect to the Company; and

2.
he or she, or members of the staff of departments he or she now heads, prepared the numbers circled on the pages from the Registration Statement attached hereto as Exhibit A and hereby confirms that such amounts were prepared utilizing information derived from the appropriate financial, accounting and corporate records of the Company and its subsidiaries, and that, to the best of his or her knowledge, such information is accurate and correct in all material respects and there is no reason to believe any modification should be made to such information.

This certificate is furnished to assist the Underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the Offered Securities pursuant to the Underwriting Agreement.  Capitalized terms not defined in this certificate shall have the meaning ascribed to them in the Underwriting Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first set forth above.

By:
	Name:	Amílcar L. Jordán
	Title:	Chief Financial Officer

By:
	Name:	Liliana Rivera
	Title:	Corporate Controller